CSFB

CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-5

DERIVED INFORMATION   6/22/05

$697,500,000

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

$981,000,100

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-5

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials (the “Information”) has been provided by Credit Suisse First Boston LLC (“CSFB”).

The Information contained herein is preliminary and subject to change.   The Information does not include all of the information required to be included in the final prospectus relating to the certificates.  As such, the Information may not reflect the impact of all structural characteristics of the certificates.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Prospective investors in the certificates should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission (the “Commission”) because they contain important information.  Such documents may be obtained without charge at the Commission’s website.  Although a registration statement (including the base prospectus) relating to the certificates discussed in this communication has been filed with the Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not yet been filed with the Commission.  Prospective purchasers are recommended to review the final prospectus and prospectus supplement relating to the certificates (“Offering Documents”) discussed in this communication.

Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the CSFB trading desk or from the Commission’s website.

There shall not be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.  Neither Credit Suisse First Boston LLC nor the Depositor have verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

CSFB

CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-5

$697,500,000 (Approximate)

Home Equity Pass-Through Certificates, Series 2005-5

Pricing Information

Offered Certificates (1):

Class	Available Certificate Balance ($)	Pre-Placed Certificate Balance ($)	Loan Group	Bond Type	Coupon (2)	WAL (Years)	Proposed Ratings (Fitch/Moody’s/S&P/DBRS)
1-A-1	-	283,500,000	I	Senior/Adj	LIBOR + [ ]%	[2.0]	AAA /Aaa /AAA /AAA
1-A-2	70,875,000	-	I	Senior/Adj	LIBOR + [ ]%	[2.0]	AAA /Aaa /AAA /AAA
2-A-1	253,000,000	-	II	Senior/Adj/Sequential	LIBOR + [ ]%	[1.0]	AAA /Aaa /AAA /AAA
2-A-2	172,000,000	-	II	Senior/Adj/Sequential	LIBOR + [ ]%	[3.0]	AAA /Aaa /AAA /AAA
2-A-3	20,625,000	-	II	Senior/Adj/Sequential	LIBOR + [ ]%	[5.9]	AAA /Aaa /AAA /AAA
M-1	36,500,000	-	I & II	Mezzanine/Adj	LIBOR + [ ]%	[4.6]	AA+ /Aa1 /AA+ /AA (high)
M-2	33,000,000	-	I & II	Mezzanine/Adj	LIBOR + [ ]%	[4.4]	AA /Aa2 /AA /AA
M-3	19,500,000	-	I & II	Mezzanine/Adj	LIBOR + [ ]%	[4.3]	AA- /Aa3 /AA /AA(low)
M-4	17,500,000	-	I & II	Mezzanine/Adj	LIBOR + [ ]%	[4.3]	A+ /A1 /AA- /A(high)
M-5	17,000,000	-	I & II	Mezzanine/Adj	LIBOR + [ ]%	[4.2]	A /A2 /A+ /A(high)
M-6	16,000,000	-	I & II	Mezzanine/Adj	LIBOR + [ ]%	[4.2]	A-/A3 /A /A
M-7	13,000,000	-	I & II	Mezzanine/Adj	LIBOR + [ ]%	[4.2]	BBB+ /Baa1 /BBB+ /A(low)
B-1	10,000,000	-	I & II	Subordinate/Adj	LIBOR + [ ]%	[4.1]	BBB /Baa2 /BBB /BBB(high)
B

CSFB

CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-5

DERIVED INFORMATION 6/17/05

$697,500,000  Senior, Mezzanine & Subordinate Bonds Offered (Approximate)

$981,000,100  Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-5

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials (the “Information”) has been provided by Credit Suisse First Boston LLC (“CSFB”).

The Information contained herein is preliminary and subject to change.  The Information does not include all of the information required to be included in the final prospectus relating to the certificates.  As such, the Information may not reflect the impact of all structural characteristics of the certificates.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Prospective investors in the certificates should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission (the “Commission”) because they contain important information.  Such documents may be obtained without charge at the Commission’s website.  Although a registration statement (including the base prospectus) relating to the certificates discussed in this communication has been filed with the Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not yet been filed with the Commission.  Prospective purchasers are recommended to review the final prospectus and prospectus supplement relating to the certificates (“Offering Documents”) discussed in this communication.

Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the CSFB trading desk or from the Commission’s website.

There shall not be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.  Neither Credit Suisse First Boston LLC nor the Depositor have verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

CSFB

CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-5

$697,500,000

(Approximate)

Home Equity Pass-Through

Certificates, Series 2005-5

Pricing Information

Offered Certificates (1):

Class	Available Certificate Balance ($)	Pre-Placed Certificate Balance ($)	Loan Group	Bond Type	Coupon (2)	WAL (Years)	Proposed Ratings (Fitch/Moody’s/S&P/DBRS)
1-A-1	-	283,500,000	I	Senior/Adj	LIBOR + [ ]%	[2.0]	AAA /Aaa /AAA /AAA
1-A-2	70,875,000	-	I	Senior /Adj	LIBOR + [ ]%	[2.0]	AAA /Aaa /AAA /AAA
2-A-1	253,000,000	-	II	Senior/Adj/Sequential	LIBOR + [ ]%	[1.0]	AAA /Aaa /AAA /AAA
2-A-2	172,000,000	-	II	Senior/Adj/Sequential	LIBOR + [ ]%	[3.0]	AAA /Aaa /AAA /AAA
2-A-3	20,625,000	-	II	Senior/Adj/Sequential	LIBOR + [ ]%	[5.9]	AAA /Aaa /AAA /AAA
M-1	36,500,000	-	I & II	Mezzanine/Adj	LIBOR + [ ]%	[4.6]	AA+ /Aa1 /AA+ /AA (high)
M-2	33,000,000	-	I & II	Mezzanine/Adj	LIBOR + [ ]%	[4.4]	AA /Aa2 /AA /AA
M-3	19,500,000	-	I & II	Mezzanine/Adj	LIBOR + [ ]%	[4.3]	AA-/Aa3 /AA /AA (low)
M-4	17,500,000	-	I & II	Mezzanine/Adj	LIBOR + [ ]%	[4.3]	A+ /A1 /AA-/A (high)
M-5	17,000,000	-	I & II	Mezzanine/Adj	LIBOR + [ ]%	[4.2]	A /A2 /A+ /A (high)
M-6	16,000,000	-	I & II	Mezzanine/Adj	LIBOR + [ ]%	[4.2]	A- /A3 /A /A
M-7	13,000,000	-	I & II	Mezzanine/Adj	LIBOR + [ ]%	[4.2]	BBB+ /Baa1 /BBB+ /A (low)
B-1	10,000,000	-	I & II	Subordinate/Adj	LIBOR + [ ]%	[4.1]	BBB /Baa2 /BBB /BBB (high)
B-2	8,500,000	-	I & II	Subordinate/Adj	LIBOR + [ ]%	[4.1]	BBB /Baa3 /BBB- /BBB
B-3	10,000,000	-	I & II	Subordinate/Adj	LIBOR + [ ]%	[4.1]	BBB- /Ba1 /BBB- /BBB (low)
Total	697,500,000	283,500,000

Non-Offered Certificates (1):

Class	Available Certificate Balance ($)	Pre-Placed Certificate Balance ($)	Loan Group	Bond Type	Coupon (2)	WAL (Years)	Proposed Ratings (Fitch/Moody’s/S&P/DBRS)
R (3)	50	-	II	Residual	LIBOR + [ ]%	N/A	AAA /-- /AAA /AAA
P (4)	50	-	I & II	Prepayment Penalties	N/A	N/A	AAA /-- /AAA /AAA
X	-	-	I & II	Subordinate	N/A	N/A	N/A

(1)

100% of the Prospectus Prepayment Curve (“PPC”) for the fixed rate collateral assumes 4.60% Constant Prepayment Rate (“CPR”) in the first month of the life of the mortgage loans, which then increases by approximately 1.67% CPR in each of the following 11 months.  In month 12, and thereafter, 100% PPC for the fixed rate collateral assumes 23.00% CPR.  100% PPC for the adjustable rate loans assumes 8.00% CPR in the first month of the life of the mortgage loans, which then increases by approximately 2.00% CPR in each of the following 11 months.  In month 12 through 22, 100% PPC for the adjustable rate loans assumes 30.00% CPR.  In month 23 through 27, 100% PPC for the adjustable rate loans assumes 55.00% CPR.  In month 28 and thereafter, 100% PPC for the adjustable rate loans is assumed to remain constant at 35.00% CPR.   The bonds are priced to call at 100% of the PPC and assuming one-month LIBOR and six-month LIBOR are 3.40% and 3.70%, respectively.  The initial class principal balances of the certificates are subject to a variance of no more than plus or minus 5% prior to their issuance.

(2)

The coupons are capped by the applicable Net Funds Cap as described herein.

(3)

Non-economic residual with the tax liabilities of the REMIC.

(4)

The Class P Certificates are entitled to all prepayment penalties that the servicers receive from collections on the mortgage loans.

SUMMARY TERMS

Underwriter:

Credit Suisse First Boston, LLC. (sole manager).

Depositor:

Credit Suisse First Boston Mortgage Securities Corp.

Servicers:

Select Portfolio Servicing (approximately 50.0%), Wells Fargo Bank, N.A. (approximately 35.0%) and Ocwen Federal Bank, FSB (approximately 15.0%).

Trustee:

TBA

Swap Provider:

Credit Suisse First Boston International [‘Aa3’/’P-1’ Moody’s; ‘A+’/’A-1’ S&P; ‘AA-‘/’F-1+’ Fitch]

Loss Mitigation Advisor:

The MurrayHill Company

Cut-off Date:

On or about July 1, 2005 for the initial Mortgage Loans.

Investor Settlement:

On or about [August 2, 2005], Closing Date [August 1, 2005]

Distribution Dates:

25th day of each month (or the next succeeding business day), beginning in August 2005.

Accrual Period:

For any class of Offered Certificates and any Distribution Date, the period commencing on the immediately preceding Distribution Date (or, in the case of the first Accrual Period, the closing date) and ending on the day immediately preceding the related Distribution Date.

Delay Days:

0 days.

Prospectus Prepayment

Speed (“PPC”):

With respect to the fixed rate Mortgage Loans, 100% of the prepayment assumption (the “Fixed PPC”) describes prepayments starting at 4.60% CPR in month 1, increasing by approximately 1.67% CPR per month to 23.00% CPR in month 12, and remaining at 23.00% CPR thereafter.

With respect to the adjustable rate Mortgage Loans, 100% of the prepayment assumption (the “ARM PPC”) describes 8.00% CPR in the first month of the life of the mortgage loans, which then increases by approximately 2.00% CPR in each of the following 11 months. In month 12 through 22, 100% PPC for the adjustable rate loans assumes 30.00% CPR.  In month 23 through 27, 100% PPC for the adjustable rate loans assumes 55.00% CPR.  In month 28 and thereafter, 100% PPC for the adjustable rate loans is assumed to remain constant at 35.00% CPR.

Certificate Ratings:

The Class A Certificates, the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class B-1, Class B-2 and Class B-3 Certificates are expected to be rated by Fitch, Moody’s, S&P and DBRS.

Class 1-A-1:	AAA /Aaa /AAA /AAA
Class 1-A-2:	AAA /Aaa /AAA /AAA
Class 2-A-1:	AAA /Aaa /AAA /AAA
Class 2-A-2:	AAA /Aaa /AAA /AAA
Class 2-A-3:	AAA /Aaa /AAA /AAA
Class M-1:	AA+ /Aa1 /AA+ /AA (high)
Class M-2:	AA /Aa2 /AA /AA
Class M-3:	AA- /Aa3 /AA /AA (low)
Class M-4:	A+ /A1 /AA- /A (high)
Class M-5:	A /A2 /A+ /A (high)
Class M-6:	A- /A3 /A /A
Class M-7:	BBB+ /Baa1 /BBB+ /A (low)
Class B-1:	BBB /Baa2 /BBB /BBB (high)
Class B-2:	BBB /Baa3 /BBB- /BBB
Class B-3:	BBB- /Ba1 /BBB- /BBB (low)

Optional Call:

The transaction will have a 10% optional call.

Prefunding Amount:

Approximately 10.0% - 15.0%

Capitalized Interest Acct:

TBD

Offered Certificates:

The Class 1-A-1, Class 1-A-2, Class 2-A-1, Class 2-A-2, Class 2-A-3, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class B-1, Class B-2 and Class B-3 Certificates

ERISA Eligibility:

Subject to the considerations and conditions described in the Prospectus and Prospectus Supplement.  It is expected that the Class 1-A-1, Class 1-A-2, Class 2-A-1, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class B-1, Class B-2 and Class B-3 may be purchased by employee benefit plans that are subject to ERISA.  During the period that the Swap Agreement is outstanding, plan investors will be required to represent that they have available certain exemptions based upon the identity of the plan or the fiduciary making the investment decisions on behalf of the plan.

SMMEA Treatment:

None of the classes will constitute “mortgage related securities” for purposes of SMMEA.

Taxation:

REMIC.

Maximum Pool Balance:

The aggregate of the initial principal balance of the Mortgage Loans plus the Prefunding Amount.

Margin Step-up:

If the optional clean-up call is not exercised, the Certificate margin will be increased by the lesser of 50 basis points and (1) the initial pass-through margin for the Class A certificates; and (2) one-half the initial pass-through margin with respect to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class B-1, Class B-2 and Class B-3.

Expense Fee Rate:

The per annum rate at which the servicing, trustee, mortgage insurance (as applicable), and loss mitigation advisor fees accrue.

Pass-through Rate:

The pass-through rate for each Class of Certificates for each Distribution Date is a per annum rate equal to the lesser of (i) the sum of the one-month LIBOR for that Distribution Date plus the related certificate margin and (ii) the applicable Net Funds Cap.

Group 1 Excess Interest

Amount:

For any Distribution Date, the product of (a) the amount of Monthly Excess Interest required to be distributed on that Distribution Date pursuant to subclause (2)(A) of the Monthly Excess Cashflow waterfall and (b) a fraction, the numerator of which is the Principal Remittance Amount derived from Loan Group 1 and the denominator of which is the Principal Remittance Amount, in each case for that Distribution Date.

Group 1 Senior

Net Funds Cap:

For any Distribution Date and the Class 1-A-1 and Class 1-A-2 Certificates, will be a per annum rate equal to (1) (a) a fraction, expressed as a percentage, the numerator of which is the product of (x) the Optimal Interest Remittance Amount for loan group 1 on such date and (y) 12, and the denominator of which is the Aggregate Loan Group Collateral Balance of loan group 1 for the immediately preceding Distribution Date, less (b) a fraction, expressed as a percentage, the numerator of which is the product of (i) the Net Swap Payment made to the Swap Provider, if any, and (ii) 12, and the denominator of which is equal to the aggregate collateral balance (the “Net Swap Payment Rate”), multiplied by (2) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the immediately preceding Accrual Period.

Group 2 Senior

Net Funds Cap:

For any Distribution Date and the Class 2-A-1, Class 2-A-2, and Class 2-A-3 Certificates, will be a per annum rate equal to (1) (a) a fraction, expressed as a percentage, the numerator of which is the product of (x) the Optimal Interest Remittance Amount for loan group 2 on such date and (y) 12, and the denominator of which is the Aggregate Loan Group Collateral Balance of loan group 2 for the immediately preceding Distribution Date, less (b) Net Swap Payment Rate, multiplied by (2) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the immediately preceding Accrual Period.

Subordinate

Net Funds Cap:

For any Distribution Date and the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class B-1, Class B-2, and Class B-3 Certificates, a per annum rate equal to a weighted average of (i) the Group 1 Senior Net Funds Cap and (ii) the Group 2 Senior Net Funds Cap for such Distribution Date; weighted on the basis of the Subordinate Group 1 Balance and Subordinate Group 2 Balance.

Subordinate Group 1

Balance:

For any Distribution Date will be the aggregate of the Stated Principal Balances of the group 1 mortgage loans as of the first day of the related collection period, plus amounts on deposit in the prefunding account for such date related to loan group 1, less the sum of the Class Principal Balances of the Class 1-A-1 and Class 1-A-2 Certificates.

Subordinate Group 2

Balance:

For any Distribution Date will be the aggregate of the Stated Principal Balances of the group 2 mortgage loans as of the first day of the related collection period, plus amounts on deposit in the prefunding account for such date related to loan group 2, less the sum of the Class Principal Balances of the Class 2-A-1, Class 2-A-2, and Class 2-A-3 Certificates.

Basis Risk Carry Forward

Amount:

If on any Distribution Date, the Pass-Through Rate for a Class of Offered Certificates is based on the related Net Funds Cap, the excess of (i) the amount of interest such Class would have been entitled to receive on such Distribution Date had the applicable Pass-Through Rate not been subject to the related Net Funds Cap, up to the related Maximum Interest Rate, over (ii) the amount of interest such Class of Certificates received on such Distribution Date based on the Net Funds Cap, together with the unpaid portion of any such excess from prior Distribution Dates (and accrued interest thereon at the lesser of (x) the then applicable Pass-Through Rate, without giving effect to the Net Funds Cap and (y) the Maximum Interest Rate) is the “Basis Risk Carry Forward Amount” on such Class of Certificates.  The “Basis Risk Carry Forward Amount” will be distributed from certain amounts received by the Swap Administrator from the Swap Agreement, if any, on a senior basis and from the Monthly Excess Cashflow, if any, on a subordinated basis on the same Distribution Date or in any subsequent period.  The ratings on each Class of Certificates do not address the likelihood of the payment of any Basis Risk Carry Forward Amount.

Maximum Interest Rate:

For the Class 1-A-1, Class 1-A-2, Class 2-A-1, Class 2-A-2, Class 2-A-3 and Class R Certificates and any Distribution Date, an annual rate equal to (a) the weighted average of (i) the weighted average maximum mortgage rate minus the weighted average Expense Fee rate of the adjustable-rate mortgage loans in the related loan group and (ii) the weighted average Net Mortgage Rate of the fixed-rate mortgage loans in the related loan group, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the immediately preceding Accrual Period. For the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class B-1, Class B-2, and Class B-3 Certificates and any Distribution Date, an annual rate equal to (a) the weighted average of (x) the weighted average maximum mortgage rate minus the weighted average Expense Fee rate of the adjustable-rate mortgage loans in both loan groups and the (y) weighted average Net Mortgage Rate of the fixed-rate mortgage loans in both loan groups, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the immediately preceding Accrual Period.

Net Mortgage Rate:

As to each mortgage loan, and at any time, the per annum rate equal to the mortgage rate of such mortgage loan less the rate at which such loan’s Expense Fee Rate accrues.

Principal and Interest

Advancing:

The servicers will be obligated to make advances with respect to delinquent payments of principal and interest on the mortgage loans to the extent deemed recoverable (as described in Prospectus Supplement).

Accrued Certificate

Interest:

For each Class of Offered Certificates, on any Distribution Date, shall equal the amount of interest accrued during the related Interest Accrual Period on the related Class Certificate Balance.

Interest Carry Forward

Amount:

For each Class of Offered Certificates, on any Distribution Date, shall equal the sum of (i) the excess of (A) the Accrued Certificate Interest for such Class with respect to prior Distribution Dates (excluding any Basis Risk Carry Forward Amount with respect to such Class) over (B) the amount actually distributed to such Class with respect to interest (including amounts attributable to Interest Carry Forward Amounts) on such prior Distribution Dates and (ii) interest on such excess at the Pass-Through Rate for such Class.

Principal Remittance

Amount:

The sum of (1) all principal collected (other than payaheads) or advanced in respect of scheduled payments on the mortgage loans during the related Collection Period (less unreimbursed Advances, servicing advances and other amounts due to the servicers and the trustee to the extent allocable to principal) and the principal portion of payaheads previously received and intended for application in the related Collection Period, (2) all principal prepayments received during the related prepayment period, (3) the outstanding principal balance of each mortgage loan repurchased during the calendar month immediately preceding that Distribution Date, (4) the portion of any substitution amount paid with respect to any replaced mortgage loans during the calendar month immediately preceding that Distribution Date allocable to principal, (5) all net liquidation proceeds and any other recoveries (net of unreimbursed Advances, servicing advances and other expenses, to the extent allocable to principal) collected during the related Collection Period, to the extent allocable to principal, (6) amounts withdrawn from the swap account (“Swap Account”) to cover Realized Losses on the mortgage loans incurred during the related Collection Period, and (7) regarding the October 2005 Distribution Date, the amount remaining in the Prefunding Account at the end of the Prefunding Period in respect of that loan group.

Optimal Interest Remittance

Amount:

For any distribution date and loan group, will be equal to the excess of (i) the product of (1) (x) the weighted average mortgage rate less the weighted average servicing fee rate of the mortgage loans in the related loan group as of the first day of the related Collection Period divided by (y) 12 and (2) the applicable Aggregate Loan Group Collateral Balance for the immediately preceding distribution date, over (ii) any expenses that reduce the Interest Remittance Amount for that loan group which did not arise as a result of a default or delinquency of the mortgage loans and were not taken into account in computing the Expense Fee rate.

Swap Agreement:

On the Closing Date, the Trustee will enter into a Swap Agreement (Notional Schedule displayed on page 12). Under the Swap Agreement, (i) the Trust will be obligated to pay to the Swap Provider an amount equal to approximately [4.11]% per annum (30/360 accrual) on the product of the notional amount and the factor for the related period (as set forth in the Swap Agreement) and (ii) the Trust will be entitled to receive from the Swap Provider an amount equal to one-month LIBOR (actual/360 accrual) on the product of the notional amount and the factor for the related period (as set forth in the Swap Agreement), until the Swap Agreement is terminated. Only the net amount of the two obligations will be paid by the appropriate party (“Net Swap Payment”).

Generally, the Net Swap Payment will be deposited into a Swap Account by the Swap Administrator pursuant to the Pooling and Servicing Agreement and amounts on deposit in the Swap Account will be distributed in accordance with the terms set forth in the Pooling and Servicing Agreement.

Upon early termination of the Swap Agreement, the Trust or the Swap Provider may be liable to make a termination payment (the ‘‘Swap Termination Payment’’) to the other party (regardless of which party caused the termination). The Swap Termination Payment will be computed in accordance with the procedures set forth in the Swap Agreement. In the event that the Trust is required to make a Swap Termination Payment, in certain instances, that payment will be paid on the related Distribution Date, and on any subsequent Distribution Dates until paid in full, prior to distributions to Certificateholders.

Credit Enhancement:

1. Excess cashflow.

2. Net Swap Payments received from the Swap Provider (if any)

3. Overcollateralization.

4. Subordination (see table below).

Class	Approximate Expected Initial Credit Enhancement*	Approximate Expected Initial Target Credit Enhancement*	Approximate Expected Final Target Credit Enhancement**
A	20.00%	20.00%	40.00%
M-1	16.35%	16.35%	32.70%
M-2	13.05%	13.05%	26.10%
M-3	11.10%	11.10%	22.20%
M-4	9.35%	9.35%	18.70%
M-5	7.65%	7.65%	15.30%
M-6	6.05%	6.05%	12.10%
M-7	4.75%	4.75%	9.50%
B-1	3.75%	3.75%	7.50%
B-2	2.90%	2.90%	5.80%
B-3	1.90%	1.90%	3.80%

*    Prior to stepdown date, based on Maximum Pool Balance.

** After stepdown date, based on current pool balance.

Overcollateralization:

1.

Before the Stepdown Date, the required overcollateralization amount is [1.90]% of the Maximum Pool Balance.

2.

On and after the Stepdown Date, the required overcollateralization amount is [3.80]% of the outstanding pool balance (subject to a Trigger Event).

3.

The required overcollateralization amount is subject to a floor of 0.50% of the Maximum Pool Balance.

4.

On any Distribution Date on or after the Stepdown Date, if a Trigger Event occurs or is continuing, the required overcollateralization amount will be equal to the required overcollateralization amount in effect for the Distribution Date immediately preceding such Distribution Date.

Senior Enhancement

Percentage:

With respect to any Distribution Date and the senior certificates, the percentage obtained by dividing (x) the sum of (i) the aggregate Class Certificate Balance of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class B-1, Class B-2, and Class B-3 Certificates and (ii) the overcollateralization amount, in each case prior taking into account the distribution of the Principal Distribution Amount on such Distribution Date, by (y) the aggregate principal balance of the Mortgage Loans, plus amounts on deposit in the prefunding account, as of the first day of the related remittance period.

Stepdown Date:

The later to occur of (i) the Distribution Date in August 2008 and (ii) the first Distribution Date on which the Senior Enhancement Percentage is greater than or equal to approximately 40.00%.

Trigger Event:

A Trigger Event will occur for any Distribution Date on or after the Distribution Date in August 2008 if either (i) the Rolling Three Month Delinquency Rate as of the last day of the related Collection Period equals or exceeds [37.5%] of the Senior Enhancement Percentage for such Distribution Date or (ii) the cumulative realized losses as a percentage of the original Maximum Pool Balance on the closing date for such Distribution Date is greater than the percentage set forth in the following table:

Range of Distribution Dates	Cumulative Loss Percentage
August 2008 – July 2009	[3.15%]*
August 2009 – July 2010	[5.00%]*
August 2010 – July 2011	[6.45%]*
August 2011 and thereafter	[7.20%]

* The cumulative loss percentages set forth above are applicable to the first Distribution Date in the corresponding range of Distribution Dates. The cumulative loss percentage for each succeeding Distribution Date in a range increases incrementally by 1/12 of the positive difference between the percentage applicable to the first Distribution Date in that range and the percentage applicable to the first Distribution Date in the succeeding range.

Registration:

The Offered Certificates will be available in book-entry form through DTC, Clearstream, Luxembourg and Euroclear.

Source for Calculation of

One-Month LIBOR:

Telerate Page 3750.

Delinquent Loan

Substitution:

If (a) any Initial Mortgage Loan, less than thirty days delinquent as of the Cut-off Date, fails to make its scheduled monthly payment due during the period commencing on the second day of the month preceding the month in which the Cut-off Date occurs and ending on the Cut-off Date prior to the close of business on August 31, 2005, and (b) the aggregate of such mortgage loans (as defined in clause (a)) is less than 3% of the initial principal balance of the Initial Mortgage Loans as of the Cut-off Date plus the amount deposited into the prefund account as of the Closing Date, DLJ Mortgage Capital, Inc. shall be required to either repurchase or substitute such Mortgage Loans, in accordance with the terms of the pooling and servicing agreement.

Group

Allocation Amount:

For any Distribution Date on or after the Stepdown Date, the product of (a) the Senior Principal Payment Amount for that Distribution Date and (b) a fraction, the numerator of which is the Principal Remittance Amount derived from the related loan group and the denominator of which is the Principal Remittance Amount for both loan groups, in each case for that Distribution Date (as described in the prospectus supplement).  For purposes of this definition, the Principal Remittance Amount will be calculated net of subclause (6) in the definition thereof.

Distributions to

Certificateholders:

I.

1.

From Group 2, to the Trustee, the trustee fee, if any;

2.

From Group 2, to the Loss Mitigation Advisor, the loss mitigation advisor fee;

3.

From Group 1, to the Trustee, the Trustee fee amount remaining unpaid from (1) above, if any;

4.

From Group 1, to the Loss Mitigation Advisor, any loss mitigation advisor fee remaining unpaid from (2) above, if any;

5.

To the Swap Account, any Net Swap Payment or Swap Termination Payment (if the Swap Agreement default is attributable to the trust) owed to the Swap Provider

6.

Concurrently, to the Class A Certificates, Accrued Certificate Interest and any Interest Carry Forward Amounts for such Classes, pro rata; provided that (a) the Class 1-A-1 and Class 1-A-2 Certificates receive interest from the Interest Remittance Amount of the Group 1 Loans before any interest is allocated to such classes from the Interest Remittance Amount of the loan group 2 loans and (b) interest amounts distributed to Class 2-A-1, Class 2-A-2, and Class 2-A-3 Certificates are allocated from the Interest Remittance Amount of the loan group 2 loans prior to amounts being paid to such classes from the Interest Remittance Amount of loan group 1 loans;

7.

To the Class M-1 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

8.

To the Class M-2 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

9.

To the Class M-3 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

10.

To the Class M-4 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

11.

To the Class M-5 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

12.

To the Class M-6 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

13.

To the Class M-7 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

14.

To the Class B-1 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

15.

To the Class B-2 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

16.

To the Class B-3 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

17.

For application as part of monthly excess cash flow.

II.

Before the Stepdown Date or during a Trigger Event, collections of principal shall be allocated according to the following priority:

1.

First from the Principal Remittance Amount derived from loan group 1, and then from the Principal Remittance Amount derived from loan group 2, to the Swap Account, any unpaid Swap Termination Payment owed to the Swap Provider (if the Swap Agreement default is attributable to the trust);

2.

From the Principal Remittance Amount derived from loan group 1, sequentially, first to (x) the Class 1-A-1 and Class 1-A-2 Certificates (allocated as described below*), and then to (y) the Class 2-A-1, Class 2-A-2, and Class 2-A-3 Certificates, in that order, until the respective Class Principal Balance of such classes has been reduced to zero; and

3.

From the Principal Remittance Amount derived from loan group 2, sequentially, first to (w) the Class R Certificates, second (x) on the distribution date in April 2010, to the Class P Certificates, until the Class Principal Balance of such class has been reduced to zero, and third (y) to the Class 2-A-1, Class 2-A-2, and Class 2-A-3 Certificates, in that order, and then fourth (z) to the Class 1-A-1 and Class 1-A-2 Certificates (allocated as described below*), until the respective Class Principal Balance of such classes has been reduced to zero; and

4.

Sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class B-1, Class B-2, and B-3 Certificates, in that order, until the respective Class Certificate Balances are reduced to zero; and

5.

For application as part of monthly excess cash flow.

III.

On and after the Stepdown Date (assuming no Trigger Event is in effect), collections of principal shall be allocated according to the following priority:

1.

First from the Principal Remittance Amount derived from loan group 1, and then from the Principal Remittance Amount derived from loan group 2, to the Swap Account, any unpaid Swap Termination Payment owed to the Swap Provider (if the Swap Agreement default is attributable to the trust);

2.

From the Principal Remittance Amount derived from loan group 1, sequentially, first to (x) the Class 1-A-1 and the Class 1-A-2 Certificates (allocated as described below*), and then to (y) the Class 2-A-1, Class 2-A-2, and Class 2-A-3 Certificates, in that order, the Group 1 Allocation Amount and the component of the Principal Remittance Amount representing payments under the Swap Agreement to cover Realized Losses on the group 1 mortgage loans, until the respective Class Principal Balances are reduced to zero; and

3.

From the Principal Remittance Amount derived from loan group 2, sequentially, first to (x) the Class 2-A-1, the Class 2-A-2, and the Class 2-A-3 Certificates, in that order, and then to (y) the Class 1-A-1 and Class 1-A-2 Certificates (allocated as described below*), the Group 2 Allocation Amount and the component of the Principal Remittance Amount representing payments under the Swap Agreement to cover Realized Losses on the group 2 mortgage loans, until the respective Class Principal Balances are reduced to zero;

4.

Sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class B-1, Class B-2, and B-3 Certificates (until the respective class principal balances have been reduced to zero) in accordance with the Target Credit Enhancement percentages for each class; and

5.

For application as part of each month’s excess cash flow.

IV.

Any amount remaining after distributions in clauses I, II and III above shall be distributed to the certificates in the following order of priority:

1.

(A)

Until the aggregate Class Principal Balance of the certificates equals the aggregate loan balance for such Distribution Date minus the targeted overcollateralization amount for such date, on each Distribution Date (a) prior to the Stepdown Date or (b) with respect to which a Trigger Event has occurred, to the extent of Monthly Excess Interest for such Distribution Date, to the certificates, in the following order of priority:

(a)

(i)

to the extent of the Monthly Excess Interest derived from loan group 1, sequentially, first to (x) the Class 1-A-1 and Class 1-A-2 Certificates (allocated as described below*) and then to (y) the Class 2-A-1, the Class 2-A-2, and the Class 2-A-3 Certificates, in that order, the Group 1 Excess Interest Amount, until the respective Class Principal Balances have been reduced to zero; and

(ii)

sequentially, first to (x) the Class 2-A-1, the Class 2-A-2, and the Class 2-A-3 Certificates, in that order, and then to (y) the Class 1-A-1 and Class 1-A-2 Certificates (allocated as described below*), until the respective Class Principal Balances have been reduced to zero;

(b)

to the Class M-1 Certificates, until the Class Principal Balance has been reduced to zero;

(c) to the Class M-2 Certificates, until the Class Principal Balance has been reduced to zero;

(d) to the Class M-3 Certificates, until the Class Principal Balance has been reduced to zero;

(e) to the Class M-4 Certificates, until the Class Principal Balance has been reduced to zero;

(f) to the Class M-5 Certificates, until the Class Principal Balance has been reduced to zero;

(g) to the Class M-6 Certificates, until the Class Principal Balance has been reduced to zero;

(h) to the Class M-7 Certificates, until the Class Principal Balance has been reduced to zero;

(i) to the Class B-1 Certificates, until the Class Principal Balance has been reduced to zero;

(j) to the Class B-2 Certificates, until the Class Principal Balance has been reduced to zero;

(k) to the Class B-3 Certificates, until the Class Principal Balance has been reduced to zero;

(B)

On each Distribution Date on or after the Stepdown Date and with respect to which a Trigger Event        has not occurred, to fund any principal distributions required to be made on such Distribution Date set forth above in subclause III (above), after giving effect to the distribution of the Principal Payment Amount for such date, in accordance with the priorities set forth therein;

2.

To the Class M-1 Certificates, any unpaid realized loss amounts for such Class; **

3.

To the Class M-2 Certificates, any unpaid realized loss amounts for such Class; **

4.

To the Class M-3 Certificates, any unpaid realized loss amounts for such Class; **

5.

To the Class M-4 Certificates, any unpaid realized loss amounts for such Class; **

6.

To the Class M-5 Certificates, any unpaid realized loss amounts for such Class; **

7.

To the Class M-6 Certificates, any unpaid realized loss amounts for such Class; **

8.

To the Class M-7 Certificates, any unpaid realized loss amounts for such Class; **

9.

To the Class B-1 Certificates, any unpaid realized loss amounts for such Class; **

10.

To the Class B-2 Certificates, any unpaid realized loss amounts for such Class; **

11.

To the Class B-3 Certificates, any unpaid realized loss amounts for such Class; **

12.

To the Class A Certificates, any Basis Risk Carry Forward Amounts, for such Classes, pro rata;**

13.

To the Class M-1 Certificates, any Basis Risk Carry Forward Amounts for such Class;**

14.

To the Class M-2 Certificates, any Basis Risk Carry Forward Amounts for such Class;**

15.

To the Class M-3 Certificates, any Basis Risk Carry Forward Amounts for such Class;**

16.

To the Class M-4 Certificates, any Basis Risk Carry Forward Amounts for such Class;**

17.

To the Class M-5 Certificates, any Basis Risk Carry Forward Amounts for such Class;**

18.

To the Class M-6 Certificates, any Basis Risk Carry Forward Amounts for such Class;**

19.

To the Class M-7 Certificates, any Basis Risk Carry Forward Amounts for such Class;**

20.

To the Class B-1 Certificates, any Basis Risk Carry Forward Amounts for such Class;**

21.

To the Class B-2 Certificates, any Basis Risk Carry Forward Amounts for such Class;**

22.

To the Class B-3 Certificates, any Basis Risk Carry Forward Amounts for such Class; **

23.

To the Basis Risk Reserve Fund, any amounts required to be paid thereto;

24.

To the Swap Account, any Swap Termination Payment (if the Swap Agreement default is attributable to the Swap Provider) owed to the Swap Provider

25.

To the Class X Certificates, the amount distributable thereon pursuant to the pooling and servicing agreement; and

26.

To the Class R Certificates, any remaining amount.

*

If prior to the August 2008 Distribution Date and cumulative collateral losses are less than [3.15%] of the Maximum Pool Balance, then amounts allocable to the Class 1-A-1 and Class 1-A-2 Certificates shall be distributed pro-rata, ELSE if on or after the August 2008 Distribution Date and no Trigger Event is in effect, then amounts allocable to the Class 1-A-1 and Class 1-A-2 Certificates shall be distributed pro-rata, ELSE amounts allocable to the Class 1-A-1 and Class 1-A-2 Certificates shall be distributed sequentially.

**

Distributions pursuant to line items 2 through 22 in the excess cashflow waterfall (above) on any distribution date will be made after giving effect to withdrawals from the Swap Account to pay unpaid realized loss amounts and Basis Risk Carry Forward Amounts to the Certificates on such date. Refer to page 12 for priorities of the payments from the Swap Account.

Swap Agreement

Shown below is the Swap Agreement notional amount schedule, which generally has been derived by adding (i) for the fixed rate loans, a notional amount corresponding to 1/100th of the collateral balance at 1.25x the pricing speed and (ii) for the adjustable rate loans (a) during the respective fixed rate period, a notional amount corresponding to 1/100th of the collateral balance at 1.25x the pricing speed and (b) during the respective adjustable rate period, zero.

Period	Notional Amount	Factor	Period	Notional Amount	Factor
1	-	-	31	810,000	100.00000
2	9,810,000	100.00000	32	783,500	100.00000
3	9,666,100	100.00000	33	757,900	100.00000
4	9,469,000	100.00000	34	723,500	100.00000
5	9,216,500	100.00000	35	592,700	100.00000
6	8,985,500	100.00000	36	575,200	100.00000
7	8,737,900	100.00000	37	558,200	100.00000
8	8,458,200	100.00000	38	541,700	100.00000
9	8,182,900	100.00000	39	525,800	100.00000
10	7,895,000	100.00000	40	510,300	100.00000
11	7,597,700	100.00000	41	495,200	100.00000
12	7,311,700	100.00000	42	480,600	100.00000
13	7,036,600	100.00000	43	466,400	100.00000
14	6,771,800	100.00000	44	452,700	100.00000
15	6,517,100	100.00000	45	439,300	100.00000
16	6,272,000	100.00000	46	426,400	100.00000
17	6,036,200	100.00000	47	413,800	100.00000
18	5,798,900	100.00000	48	401,600	100.00000
19	5,413,100	100.00000	49	389,800	100.00000
20	5,210,000	100.00000	50	378,300	100.00000
21	5,005,400	100.00000	51	367,100	100.00000
22	4,473,300	100.00000	52	356,300	100.00000
23	1,096,800	100.00000	53	345,800	100.00000
24	1,047,100	100.00000	54	335,600	100.00000
25	1,000,400	100.00000	55	325,700	100.00000
26	957,300	100.00000	56	316,100	100.00000
27	925,800	100.00000	57	306,800	100.00000
28	895,300	100.00000	58	297,700	100.00000
29	865,800	100.00000	59	283,100	100.00000
30	837,400	100.00000	60	274,800	100.00000

Under the Swap Agreement, the Trust shall be obligated to pay to the Swap Provider an amount equal to approximately [4.11%] (per annum) (30/360 accrual) on the product of (i) the Swap Agreement notional amount for the related period and (ii) 100.0000 and the trust will be entitled to receive from the Swap Provider an amount equal to One-Month LIBOR (as determined pursuant to the Swap Agreement) on the product of (i) the Swap Agreement notional amount for the related period and (ii) 100.0000, accrued (on an actual/360 basis) during each Swap Agreement accrual period until the Swap Agreement is retired. Only the Net Swap Payment of the two obligations above will be paid by the appropriate party.

Swap Payments:

Funds payable under the Swap Agreement (i.e., Net Swap Payment from either the trust or the Swap Provider) will be deposited into a reserve account (the “Swap Account”).

Funds in the Swap Account which are payable to the Swap Provider will be distributed from any available funds prior to distributions on the Certificates (as described herein under “Distributions to Certificateholders” (page 7)) on each Distribution Date in the following order of priority:

1.

To the Swap Provider, any Net Swap Payment owed for such Distribution Date; and

2.

To the Swap Provider, any Swap Termination Payment not due to a Swap Provider Trigger Event.

Funds in the Swap Account that are payable to the trust will be distributed on each Distribution Date in the following order of priority:

1.

To pay the Class A Certificates Accrued Certificate Interest and any Interest Carry Forward Amounts, to the extent unpaid from the Interest Remittance Amount;

2.

To pay the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class B-1, Class B-2, and Class B-3 Certificates, in that order, Accrued Certificate Interest and any Interest Carry Forward Amounts, to the extent unpaid from the Interest Remittance Amount;

3.

To pay the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class B-1, Class B-2, and Class B-3 Certificates, in that order, any unpaid realized loss amounts, with interest therein at the applicable pass-through rate, prior to giving effect to amounts available to be paid in respect of such amounts as described hereunder under Section IV (page 10) on such Distribution Date;

4.

To the Principal Remittance Amount, up to the amount of realized losses on the mortgage loans incurred during the related Collection Period; and

5.

To pay, first to the Class A on a pro rata basis, and second, sequentially to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class B-1, Class B-2 and Class B-3 Certificates, any Basis Risk Carry Forward Amounts for such Distribution Date, prior to giving effect to amounts available to be paid in respect of such amounts as described hereunder under Section IV (page 10) on such Distribution Date;

6.

To the Class X Certificates.

If the Swap Provider's ratings fall below:

•

a short-term credit rating of “A-1” by Standard & Poor's; or

•

a short-term credit rating of “P-1” and long-term credit rating of “A-1” by Moody's;

Swap Provider

Downgrade Provisions:

The Swap Provider is required, at it’s cost, to perform, in a manner satisfactory to the Rating Agencies, in order to confirm that the ratings on the Certificates will be the same as the ratings in effect prior to such downgrade of the Swap Provider, one or more actions, including, but not limited to:

•

furnishing a guarantee from a guarantor rated greater than or equal to “A+” by Standard & Poor's and “Aa3” by Moody's;

•

post collateral according to the terms of the Swap Agreement; or

•

replacing the Swap Provider with a party that has a rating greater than or equal to ‘A+” by Standard & Poor's and “A-1” and “P-1” by Moody's.

Replacement of a Swap

Agreement following

Termination:

If the credit ratings of the Swap Provider are downgraded to a rating level below BBB- by Standard & Poor’s, A-3 or P-2 by Moody’s or A or F-1 by Fitch, then the Swap Provider must, in a manner satisfactory to the Rating Agencies in order to confirm that the ratings on the Certificates will be the same as the ratings in effect prior to such downgrade, seek to replace itself with a substitute Provider, but only on the conditions specified in the Pooling and Servicing Agreement.

BOND SUMMARY

To Call

Class 1-A-2	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)	4.2	2.8	2.0	1.4	1.2	1.0
First Pay (Month/Year)	Aug05	Aug05	Aug05	Aug05	Aug05	Aug05
Last Pay (Month/Year)	Sep17	Aug13	Jun11	Jan10	Dec07	Jun07
Class 2-A-1	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)	1.7	1.2	1.0	0.8	0.7	0.6
First Pay (Month/Year)	Aug05	Aug05	Aug05	Aug05	Aug05	Aug05
Last Pay (Month/Year)	Dec08	Oct07	May07	Feb07	Nov06	Sep06
Class 2-A-2	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)	6.8	4.5	3.0	2.0	1.7	1.5
First Pay (Month/Year)	Dec08	Oct07	May07	Feb07	Nov06	Sep06
Last Pay (Month/Year)	Sep17	Aug13	Jun11	May08	Sep07	May07
Class 2-A-3	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)	12.2	8.1	5.9	3.3	2.2	1.9
First Pay (Month/Year)	Sep17	Aug13	Jun11	May08	Sep07	May07
Last Pay (Month/Year)	Sep17	Aug13	Jun11	Jan10	Dec07	Jun07
Class M-1	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)	8.0	5.4	4.6	4.5	2.5	2.0
First Pay (Month/Year)	May09	Nov08	Jun09	Jan10	Dec07	Jun07
Last Pay (Month/Year)	Sep17	Aug13	Jun11	Jan10	Mar08	Jul07
Class M-2	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)	8.0	5.4	4.4	4.5	2.9	2.0
First Pay (Month/Year)	May09	Oct08	Mar09	Nov09	Mar08	Jul07
Last Pay (Month/Year)	Sep17	Aug13	Jun11	Jan10	Jan09	Aug07
Class M-3	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)	8.0	5.3	4.3	4.2	3.5	2.2
First Pay (Month/Year)	May09	Sep08	Jan09	Jul09	Jan09	Aug07
Last Pay (Month/Year)	Sep17	Aug13	Jun11	Jan10	Jan09	Nov07
Class M-4	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)	8.0	5.3	4.3	4.0	3.5	2.4
First Pay (Month/Year)	May09	Sep08	Dec08	Apr09	Jan09	Nov07
Last Pay (Month/Year)	Sep17	Aug13	Jun11	Jan10	Jan09	Jan08
Class M-5	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)	8.0	5.3	4.2	3.9	3.5	2.5
First Pay (Month/Year)	May09	Sep08	Nov08	Feb09	Jan09	Jan08
Last Pay (Month/Year)	Sep17	Aug13	Jun11	Jan10	Jan09	Jan08
Class M-6	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)	8.0	5.3	4.2	3.8	3.5	2.5
First Pay (Month/Year)	May09	Aug08	Oct08	Dec08	Jan09	Jan08
Last Pay (Month/Year)	Sep17	Aug13	Jun11	Jan10	Jan09	Jan08
Class M-7	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)	8.0	5.3	4.2	3.7	3.5	2.5
First Pay (Month/Year)	May09	Aug08	Sep08	Nov08	Jan09	Jan08
Last Pay (Month/Year)	Sep17	Aug13	Jun11	Jan10	Jan09	Jan08

Class B-1	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)	8.0	5.3	4.1	3.6	3.5	2.5
First Pay (Month/Year)	May09	Aug08	Sep08	Oct08	Dec08	Jan08
Last Pay (Month/Year)	Sep17	Aug13	Jun11	Jan10	Jan09	Jan08
Class B-2	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)	8.0	5.3	4.1	3.6	3.4	2.5
First Pay (Month/Year)	May09	Aug08	Sep08	Oct08	Nov08	Jan08
Last Pay (Month/Year)	Sep17	Aug13	Jun11	Jan10	Jan09	Jan08
Class B-3	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)	7.9	5.3	4.1	3.5	3.3	2.5
First Pay (Month/Year)	May09	Aug08	Aug08	Sep08	Oct08	Jan08
Last Pay (Month/Year)	Sep17	Aug13	Jun11	Jan10	Jan09	Jan08

To Maturity

Class 1-A-2	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)	4.5	3.1	2.2	1.5	1.2	1.0
First Pay (Month/Year)	Aug05	Aug05	Aug05	Aug05	Aug05	Aug05
Last Pay (Month/Year)	Mar30	Aug23	May19	Apr16	Dec07	Jun07
Class 2-A-1	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)	1.7	1.2	1.0	0.8	0.7	0.6
First Pay (Month/Year)	Aug05	Aug05	Aug05	Aug05	Aug05	Aug05
Last Pay (Month/Year)	Dec08	Oct07	May07	Feb07	Nov06	Sep06
Class 2-A-2	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)	6.9	4.5	3.0	2.0	1.7	1.5
First Pay (Month/Year)	Dec08	Oct07	May07	Feb07	Nov06	Sep06
Last Pay (Month/Year)	Oct19	Apr15	Aug12	May08	Sep07	May07
Class 2-A-3	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)	18.2	12.7	9.4	4.5	2.2	1.9
First Pay (Month/Year)	Oct19	Apr15	Aug12	May08	Sep07	May07
Last Pay (Month/Year)	Feb30	Jul23	Apr19	Feb16	Dec07	Jun07
Class M-1	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)	8.8	6.0	5.1	6.4	2.5	2.0
First Pay (Month/Year)	May09	Nov08	Jun09	Sep10	Dec07	Jun07
Last Pay (Month/Year)	Dec26	Jul20	Nov16	Apr14	Mar08	Jul07
Class M-2	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)	8.8	5.9	4.9	5.0	2.9	2.0
First Pay (Month/Year)	May09	Oct08	Mar09	Nov09	Mar08	Jul07
Last Pay (Month/Year)	Feb26	Nov19	May16	Nov13	Feb14	Aug07
Class M-3	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)	8.7	5.9	4.7	4.5	6.7	2.2
First Pay (Month/Year)	May09	Sep08	Jan09	Jul09	Mar11	Aug07
Last Pay (Month/Year)	Mar25	May19	Oct15	May13	Jan14	Nov07
Class M-4	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)	8.7	5.9	4.7	4.3	5.2	2.4
First Pay (Month/Year)	May09	Sep08	Dec08	Apr09	Mar10	Nov07
Last Pay (Month/Year)	Jul24	Nov18	Apr15	Jan13	Jun11	Feb08
Class M-5	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)	8.7	5.8	4.6	4.1	4.5	2.7
First Pay (Month/Year)	May09	Sep08	Nov08	Feb09	Sep09	Feb08
Last Pay (Month/Year)	Sep23	Apr18	Nov14	Sep12	Feb11	May08
Class M-6	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)	8.6	5.8	4.5	4.0	4.1	3.8
First Pay (Month/Year)	May09	Aug08	Oct08	Dec08	May09	May08
Last Pay (Month/Year)	Oct22	Jul17	May14	Apr12	Oct10	Jun12
Class M-7	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)	8.5	5.7	4.4	3.9	3.8	5.1
First Pay (Month/Year)	May09	Aug08	Sep08	Nov08	Feb09	Feb10
Last Pay (Month/Year)	Sep21	Sep16	Sep13	Oct11	May10	Jun11
Class B-1	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)	8.4	5.6	4.3	3.8	3.6	4.3
First Pay (Month/Year)	May09	Aug08	Sep08	Oct08	Dec08	Jul09
Last Pay (Month/Year)	Aug20	Nov15	Feb13	Apr11	Jan10	Feb10
Class B-2	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)	8.2	5.5	4.3	3.7	3.5	3.8
First Pay (Month/Year)	May09	Aug08	Sep08	Oct08	Nov08	Mar09
Last Pay (Month/Year)	Sep19	Jan15	Jun12	Oct10	Aug09	Jul09
Class B-3	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)	8.0	5.3	4.1	3.5	3.3	3.5
First Pay (Month/Year)	May09	Aug08	Aug08	Sep08	Oct08	Dec08
Last Pay (Month/Year)	Jun18	Mar14	Oct11	Apr10	Mar09	Mar09

Effective Collateral Net WAC – Class 1-A-2

	Spot LIBOR						Stressed LIBOR

	Net		Net		Net		Net		Net		Net
Period	WAC (1)	Period	WAC (1)	Period	WAC (1)	Period	WAC (2)	Period	WAC (2)	Period	WAC (2)

1	8.52%	26	8.33%	51	8.67%	1	8.52%	26	11.43%	51	11.53%
2	6.02%	27	8.58%	52	8.41%	2	11.65%	27	11.80%	52	11.14%
3	6.11%	28	8.32%	53	8.67%	3	12.04%	28	11.41%	53	11.50%
4	6.02%	29	8.58%	54	8.40%	4	11.65%	29	11.78%	54	11.12%
5	6.12%	30	8.33%	55	8.40%	5	12.04%	30	11.39%	55	11.11%
6	6.03%	31	8.32%	56	9.23%	6	11.65%	31	11.38%	56	12.29%
7	6.03%	32	8.85%	57	8.39%	7	11.64%	32	12.15%	57	11.08%
8	6.33%	33	8.32%	58	8.65%	8	12.89%	33	11.36%	58	11.44%
9	6.04%	34	8.61%	59	8.42%	9	11.64%	34	11.72%	59	11.06%
10	6.14%	35	8.46%	60	8.67%	10	12.02%	35	11.34%	60	11.42%
11	6.05%	36	8.72%	61	8.52%	11	11.63%	36	11.70%	61	11.00%
12	6.15%	37	8.46%	62	8.51%	12	12.01%	37	11.31%	62	10.98%
13	6.06%	38	8.46%	63	8.80%	13	11.62%	38	11.30%	63	11.34%
14	6.07%	39	8.71%	64	8.51%	14	11.62%	39	11.67%	64	10.96%
15	6.18%	40	8.45%	65	8.79%	15	12.00%	40	11.28%	65	11.32%
16	6.08%	41	8.71%	66	8.50%	16	11.61%	41	11.65%	66	10.94%
17	6.19%	42	8.44%	67	8.50%	17	11.99%	42	11.26%	67	10.93%
18	6.09%	43	8.44%	68	9.41%	18	11.60%	43	11.25%	68	12.09%
19	6.11%	44	9.27%	69	8.49%	19	11.59%	44	12.44%	69	10.91%
20	6.55%	45	8.43%	70	8.77%	20	12.82%	45	11.23%	70	11.26%
21	6.20%	46	8.69%	71	8.49%	21	11.57%	46	11.59%	71	10.89%
22	6.41%	47	8.43%			22	11.93%	47	11.20%
23	8.35%	48	8.68%			23	11.52%	48	11.56%
24	8.60%	49	8.42%			24	11.87%	49	11.18%
25	8.33%	50	8.42%			25	11.46%	50	11.17%

________________________

(1)

Achieved assuming each adjustable rate Mortgage Loan index equals 3.70% and one-month LIBOR is 3.40%; run at the Pricing Scenario (to call). Net WAC indicates the weighted-average net interest rate of the Group 1 Mortgage Loans, adjusted to include Group 1 net payments from the Swap Agreement. The rate displayed is adjusted for the actual number of days in the accrual period (and is thus represented in an actual/360 accrual basis).

(2)

Achieved assuming each adjustable rate Mortgage Loan index and one-month LIBOR increase to 20.00% in period 2; run at the Pricing Scenario. Net WAC indicates the lesser of the weighted-average net interest rate of the Group 1 Mortgage Loans, adjusted to include net payments to Group 1 under the Swap Agreement, and the weighted-average maximum rate on the Group 1 mortgage loans. The rate displayed is adjusted for the actual number of days in the accrual period (and is thus represented in an actual/360 accrual basis).

Effective Collateral Net WAC – Class 2-A-1, Class 2-A-2 and Class 2-A-3

	Spot LIBOR						Stressed LIBOR

	Net		Net		Net		Net		Net		Net
Period	WAC (1)	Period	WAC (1)	Period	WAC (1)	Period	WAC (2)	Period	WAC (2)	Period	WAC (2)

1	8.60%	26	8.33%	51	8.68%	1	8.60%	26	11.60%	51	11.72%
2	6.09%	27	8.58%	52	8.42%	2	11.82%	27	11.98%	52	11.33%
3	6.18%	28	8.33%	53	8.68%	3	12.21%	28	11.59%	53	11.69%
4	6.09%	29	8.58%	54	8.41%	4	11.82%	29	11.96%	54	11.30%
5	6.18%	30	8.32%	55	8.41%	5	12.21%	30	11.57%	55	11.29%
6	6.09%	31	8.32%	56	9.24%	6	11.81%	31	11.55%	56	12.49%
7	6.10%	32	8.85%	57	8.41%	7	11.81%	32	12.34%	57	11.27%
8	6.41%	33	8.32%	58	8.66%	8	13.08%	33	11.53%	58	11.63%
9	6.11%	34	8.67%	59	8.42%	9	11.81%	34	11.91%	59	11.24%
10	6.21%	35	8.46%	60	8.67%	10	12.20%	35	11.51%	60	11.61%
11	6.12%	36	8.72%	61	8.52%	11	11.80%	36	11.89%	61	11.20%
12	6.22%	37	8.46%	62	8.52%	12	12.19%	37	11.49%	62	11.19%
13	6.13%	38	8.45%	63	8.80%	13	11.79%	38	11.48%	63	11.55%
14	6.14%	39	8.71%	64	8.51%	14	11.79%	39	11.85%	64	11.16%
15	6.25%	40	8.45%	65	8.79%	15	12.17%	40	11.46%	65	11.53%
16	6.15%	41	8.71%	66	8.51%	16	11.78%	41	11.83%	66	11.14%
17	6.26%	42	8.45%	67	8.50%	17	12.16%	42	11.44%	67	11.13%
18	6.16%	43	8.44%	68	9.41%	18	11.76%	43	11.43%	68	12.31%
19	6.26%	44	9.28%	69	8.50%	19	11.76%	44	12.64%	69	11.11%
20	6.63%	45	8.44%	70	8.78%	20	13.01%	45	11.41%	70	11.46%
21	6.27%	46	8.69%	71	8.49%	21	11.74%	46	11.78%	71	11.09%
22	6.49%	47	8.43%			22	12.11%	47	11.38%
23	8.34%	48	8.69%			23	11.69%	48	11.75%
24	8.59%	49	8.43%			24	12.05%	49	11.36%
25	8.34%	50	8.42%			25	11.63%	50	11.35%

________________________

(1)

Achieved assuming each adjustable rate Mortgage Loan index equals 3.70% and one-month LIBOR is 3.40%; run at the Pricing Scenario (to call). Net WAC indicates the weighted-average net interest rate of the Group 2 Mortgage Loans, adjusted to include Group 2 net payments from the Swap Agreement. The rate displayed is adjusted for the actual number of days in the accrual period (and is thus represented in an actual/360 accrual basis).

(2)

Achieved assuming each adjustable rate Mortgage Loan index and one-month LIBOR increase to 20.00% in period 2; run at the Pricing Scenario. Net WAC indicates the lesser of the weighted-average net interest rate of the Group 2 Mortgage Loans, adjusted to include net payments to Group 2 under the Swap Agreement, and the weighted-average maximum rate on the Group 2 mortgage loans. The rate displayed is adjusted for the actual number of days in the accrual period (and is thus represented in an actual/360 accrual basis).

Effective Collateral Net WAC – Mezzanine & Subordinate Classes

	Spot LIBOR						Stressed LIBOR

	Net		Net		Net		Net		Net		Net
Period	WAC (1)	Period	WAC (1)	Period	WAC (1)	Period	WAC (2)	Period	WAC (2)	Period	WAC (2)

1	8.56%	26	8.33%	51	8.68%	1	8.56%	26	11.53%	51	11.63%
2	6.06%	27	8.58%	52	8.42%	2	11.74%	27	11.90%	52	11.25%
3	6.15%	28	8.33%	53	8.67%	3	12.13%	28	11.51%	53	11.61%
4	6.06%	29	8.58%	54	8.41%	4	11.74%	29	11.88%	54	11.22%
5	6.15%	30	8.33%	55	8.41%	5	12.13%	30	11.49%	55	11.21%
6	6.06%	31	8.32%	56	9.23%	6	11.74%	31	11.48%	56	12.40%
7	6.07%	32	8.85%	57	8.40%	7	11.74%	32	12.26%	57	11.19%
8	6.37%	33	8.32%	58	8.66%	8	12.99%	33	11.46%	58	11.55%
9	6.08%	34	8.64%	59	8.42%	9	11.73%	34	11.83%	59	11.16%
10	6.18%	35	8.46%	60	8.67%	10	12.12%	35	11.43%	60	11.52%
11	6.09%	36	8.72%	61	8.52%	11	11.72%	36	11.81%	61	11.11%
12	6.19%	37	8.46%	62	8.52%	12	12.11%	37	11.41%	62	11.10%
13	6.10%	38	8.46%	63	8.80%	13	11.71%	38	11.40%	63	11.46%
14	6.11%	39	8.71%	64	8.51%	14	11.71%	39	11.77%	64	11.07%
15	6.21%	40	8.45%	65	8.79%	15	12.10%	40	11.38%	65	11.44%
16	6.12%	41	8.71%	66	8.51%	16	11.70%	41	11.75%	66	11.06%
17	6.23%	42	8.44%	67	8.50%	17	12.08%	42	11.36%	67	11.04%
18	6.13%	43	8.44%	68	9.41%	18	11.69%	43	11.35%	68	12.21%
19	6.20%	44	9.28%	69	8.50%	19	11.68%	44	12.55%	69	11.02%
20	6.59%	45	8.44%	70	8.78%	20	12.93%	45	11.33%	70	11.37%
21	6.24%	46	8.69%	71	8.49%	21	11.67%	46	11.69%	71	11.00%
22	6.45%	47	8.43%			22	12.03%	47	11.30%
23	8.35%	48	8.69%			23	11.61%	48	11.67%
24	8.59%	49	8.42%			24	11.97%	49	11.28%
25	8.34%	50	8.42%			25	11.56%	50	11.27%

________________________

(1)

Achieved assuming each adjustable rate Mortgage Loan index equals 3.70% and one-month LIBOR is 3.40%; run at the Pricing Scenario (to call). Net WAC indicates the weighted-average net interest rate of the Mortgage Loans, adjusted to include net payments from the Swap Agreement. The rate displayed is adjusted for the actual number of days in the accrual period (and is thus represented in an actual/360 accrual basis).

(2)

Achieved assuming each adjustable rate Mortgage Loan index and one-month LIBOR increase to 20.00% in period 2; run at the Pricing Scenario. Net WAC indicates the lesser of the weighted-average net interest rate of the Mortgage Loans, adjusted to include net payments under the Swap Agreement, and the weighted-average maximum rate on the mortgage loans. The rate displayed is adjusted for the actual number of days in the accrual period (and is thus represented in an actual/360 accrual basis).

Breakeven CDR Table

The tables below display the Constant Default Rate (“CDR”), and the related cumulative collateral loss, that can be sustained without the referenced Class incurring a writedown. Calculations are run to maturity at both static and forward LIBOR. Other assumptions incorporated include: (1) prepayment speed is 100% PPC, (2) 40% loss severity, (3) 12 month lag from default to loss, and (4) triggers fail (i.e., no stepdown):

	Forward Libor		Static Libor
	CDR Break	Cum Loss	CDR Break	Cum Loss
Class M-1	28.80%	20.00%	29.25%	20.20%
Class M-2	22.85%	17.14%	23.30%	17.37%
Class M-3	19.70%	15.44%	20.15%	15.69%
Class M-4	17.10%	13.92%	17.55%	14.19%
Class M-5	14.70%	12.41%	15.15%	12.70%
Class M-6	12.60%	10.99%	13.05%	11.30%
Class M-7	10.95%	9.81%	11.40%	10.14%
Class B-1	9.70%	8.88%	10.15%	9.21%
Class B-2	8.65%	8.06%	9.10%	8.41%
Class B-3	7.65%	7.25%	8.00%	7.53%

Statistical Collateral Summary – Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 7/01/05 cutoff date. Approximately 24.8% of the mortgage loans do not provide for any payments of principal in the first two, three, five, seven or ten years following origination. The final numbers will be found in the prospectus supplement. Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively. The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	7,680
Total Outstanding Loan Balance	$997,551,488*	Min	Max
Average Loan Current Balance	$129,890	$6,372	$944,333
Weighted Average Original LTV	82.8%**
Weighted Average Coupon	7.36%	4.75%	15.25%
Arm Weighted Average Coupon	7.14%
Fixed Weighted Average Coupon	8.57%
Weighted Average Margin	5.90%	2.25%	9.79%
Weighted Average FICO (Non-Zero)	626
Weighted Average Age (Months)	3
% First Liens	96.5%
% Second Liens	3.5%
% Arms	85.1%
% Fixed	14.9%
% of Loans with Mortgage Insurance	0.1%

* Total collateral will be approximately [$1,000,000,100]

** Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Current Rate(%)	Loans	Balance	Balance	%	%	FICO
4.75 - 5.00	16	4,234,918	0.4	4.94	85.0	642
5.01 - 5.50	92	18,371,215	1.8	5.36	79.6	662
5.51 - 6.00	422	88,302,945	8.9	5.85	78.8	656
6.01 - 6.50	825	155,899,940	15.6	6.30	79.7	649
6.51 - 7.00	1,214	217,242,833	21.8	6.78	80.7	639
7.01 - 7.50	914	143,063,132	14.3	7.29	82.7	624
7.51 - 8.00	1,021	133,181,318	13.4	7.77	83.8	609
8.01 - 8.50	710	80,382,974	8.1	8.29	86.7	602
8.51 - 9.00	648	64,093,117	6.4	8.77	86.9	587
9.01 - 9.50	371	29,060,012	2.9	9.27	87.6	597
9.51 - 10.00	615	27,635,994	2.8	9.83	91.2	598
10.01 – 10.50	181	9,705,741	1.0	10.30	90.1	608
10.51 – 11.00	297	12,846,855	1.3	10.82	93.1	613
11.01 – 11.50	165	6,600,903	0.7	11.26	93.1	612
11.51 – 12.00	96	3,004,187	0.3	11.74	90.4	592
12.01 - 12.50	40	1,529,322	0.2	12.31	84.5	582
12.51 - 13.00	25	1,131,518	0.1	12.73	81.0	555
13.01 - 13.50	13	572,928	0.1	13.35	75.9	555
13.51 - 14.00	11	416,737	0.0	13.78	74.9	543
14.01 - 14.50	3	217,181	0.0	14.25	75.8	539
14.51 - 15.25	1	57,720	0.0	15.25	65.0	549
Total:	7,680	997,551,488	100.0	7.36	82.8	626
* Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO	Loans	Balance	Balance	%	%	FICO
Unavailable	10	1,154,336	0.1	8.90	85.3	0
451 - 475	5	356,831	0.0	9.60	86.3	467
476 - 500	19	1,108,097	0.1	10.50	82.3	493
501 - 525	204	19,010,650	1.9	9.06	75.4	516
526 - 550	461	49,396,208	5.0	8.38	77.1	540
551 - 575	657	80,965,714	8.1	8.01	81.2	565
576 - 600	1,427	156,558,484	15.7	7.69	84.2	589
601 - 625	1,773	200,419,687	20.1	7.37	84.0	613
626 - 650	1,431	194,392,968	19.5	7.10	83.5	638
651 - 675	883	141,881,166	14.2	6.95	83.1	662
676 - 700	388	73,145,813	7.3	6.75	82.1	686
701 - 725	201	39,298,683	3.9	6.82	81.9	712
726 - 750	115	21,306,842	2.1	6.80	82.6	737
751 - 775	71	11,170,442	1.1	6.68	83.5	763
776 - 800	31	6,762,043	0.7	6.68	84.1	788
801 - 810	4	623,524	0.1	6.42	80.8	807
Total:	7,680	997,551,488	100.0	7.36	82.8	626
* Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Scheduled Balance	Loans	Balance	Balance	%	%	FICO
6,372 - 50,000	1,367	41,656,851	4.2	9.85	89.7	605
50,001 - 100,000	2,360	165,934,913	16.6	8.12	84.1	608
100,001 - 150,000	1,537	189,581,371	19.0	7.36	83.4	620
150,001 - 200,000	995	172,566,231	17.3	7.15	82.5	628
200,001 - 250,000	543	121,426,131	12.2	6.95	81.4	629
250,001 - 300,000	341	93,081,826	9.3	6.96	82.4	639
300,001 - 350,000	224	72,743,052	7.3	6.80	81.7	637
350,001 - 400,000	122	45,574,675	4.6	6.86	82.3	641
400,001 - 450,000	65	27,502,481	2.8	6.77	82.1	651
450,001 - 500,000	63	30,139,176	3.0	6.84	80.0	640
500,001 - 550,000	24	12,560,667	1.3	6.77	81.5	651
550,001 - 600,000	15	8,639,926	0.9	6.94	82.8	655
600,001 - 750,000	22	14,399,854	1.4	7.16	78.4	642
750,001 - 800,000	1	800,000	0.1	6.55	57.1	704
900,001 - 944,334	1	944,333	0.1	7.75	68.7	662
Total:	7,680	997,551,488	100.0	7.36	82.8	626
* Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Original LTV (%) *	Loans	Balance	Balance	%	%	FICO
14.120 - 50.000	110	10,172,148	1.0	7.47	39.9	591
50.001 - 55.000	54	6,092,308	0.6	7.07	53.2	606
55.001 - 60.000	81	12,228,641	1.2	7.32	57.8	594
60.001 - 65.000	96	13,683,453	1.4	7.51	63.3	588
65.001 - 70.000	188	28,392,641	2.8	7.34	68.6	607
70.001 - 75.000	299	42,474,471	4.3	7.49	73.9	597
75.001 - 80.000	2,830	465,073,703	46.6	6.79	79.8	641
80.001 - 85.000	822	109,981,611	11.0	7.61	84.4	598
85.001 - 90.000	1,382	174,983,627	17.5	7.64	89.6	619
90.001 - 95.000	421	57,130,020	5.7	7.97	94.7	628
95.001 - 100.000	1,397	77,338,864	7.8	9.20	99.9	635
Total:	7,680	997,551,488	100.0	7.36	82.8	626
* Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Prepay Penalty in Years	Loans	Balance	Balance	%	%	FICO
0.00	2,010	204,320,638	20.5	7.79	84.0	624
0.50	3	234,310	0.0	7.40	72.1	573
1.00	215	35,917,160	3.6	7.29	80.8	633
2.00	3,950	586,088,737	58.8	7.19	82.7	627
2.50	2	715,350	0.1	7.41	71.0	597
3.00	1,424	162,862,387	16.3	7.36	82.5	626
5.00	76	7,412,907	0.7	9.17	76.8	597
Total:	7,680	997,551,488	100.0	7.36	82.8	626
* Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Documentation Type	Loans	Balance	Balance	%	%	FICO
Full	5,128	598,960,515	60.0	7.28	83.6	617
Reduced	1,360	193,678,274	19.4	7.48	82.8	647
No Income/ No Asset	49	6,635,811	0.7	9.40	73.1	648
Stated Income / Stated Assets	1,143	198,276,888	19.9	7.40	80.8	635
Total:	7,680	997,551,488	100.0	7.36	82.8	626
* Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Occupancy Status	Loans	Balance	Balance	%	%	FICO
Primary	6,882	928,374,378	93.1	7.30	82.7	626
Second Home	36	6,065,896	0.6	7.95	87.8	662
Investor	762	63,111,213	6.3	8.14	83.7	634
Total:	7,680	997,551,488	100.0	7.36	82.8	626
* Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
State	Loans	Balance	Balance	%	%	FICO
California	717	200,673,176	20.1	6.72	79.5	643
Florida	870	122,287,732	12.3	7.52	83.4	633
Texas	778	67,751,813	6.8	7.96	84.2	612
Arizona	281	40,769,594	4.1	7.02	82.5	627
Ohio	434	38,282,092	3.8	7.65	85.9	612
Virginia	215	32,453,470	3.3	7.31	82.4	620
Michigan	394	32,453,325	3.3	7.90	85.3	610
Washington	184	30,535,186	3.1	7.01	83.2	639
Nevada	143	30,164,853	3.0	7.05	80.8	641
New Jersey	136	29,699,604	3.0	7.32	80.8	621
Georgia	278	29,525,136	3.0	7.52	84.7	617
Pennsylvania	276	26,604,472	2.7	7.84	84.0	609
New York	149	25,954,842	2.6	7.60	81.2	630
Maryland	137	24,254,274	2.4	6.98	81.9	614
Illinois	184	24,067,538	2.4	7.31	83.2	634
Other	2,504	242,074,379	24.3	7.60	84.5	619
Total:	7,680	997,551,488	100.0	7.36	82.8	626
* Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Purpose	Loans	Balance	Balance	%	%	FICO
Purchase	4,131	497,371,840	49.9	7.38	84.2	640
Refinance - Rate Term	496	66,351,840	6.7	7.28	82.6	622
Refinance - Cashout	3,053	433,827,808	43.5	7.34	81.3	611
Total:	7,680	997,551,488	100.0	7.36	82.8	626
* Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Product	Loans	Balance	Balance	%	%	FICO
Arm 2/28	4,912	779,098,540	78.1	7.15	82.5	627
Arm 3/27	443	59,932,728	6.0	7.15	82.3	636
Arm 5/25	47	9,455,753	0.9	6.82	78.1	657
Arm 6 Month	3	649,760	0.1	6.57	72.4	628
Fixed Rate – Balloon 15 /30	660	26,817,552	2.7	10.58	96.5	624
Fixed Rate	1,615	121,597,154	12.2	8.12	82.5	614
Total:	7,680	997,551,488	100.0	7.36	82.8	626
* Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Property Type	Loans	Balance	Balance	%	%	FICO
Single Family Residence	6,407	792,148,461	79.4	7.39	83.0	623
PUD	612	107,722,218	10.8	7.12	82.6	637
Condo	307	42,901,437	4.3	7.08	81.3	651
2 Family	256	39,669,807	4.0	7.51	81.3	643
3-4 Family	70	13,570,829	1.4	7.34	80.7	639
Co-op	27	1,451,329	0.1	8.53	87.0	604
Manufactured Housing	1	87,407	0.0	8.99	71.5	637
Total:	7,680	997,551,488	100.0	7.36	82.8	626
* Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Margin (%)	Loans	Balance	Balance	%	%	FICO
2.25 - 4.00	63	9,259,091	1.1	6.48	80.2	660
4.01 - 4.50	181	33,821,145	4.0	6.05	79.4	656
4.51 - 5.00	563	107,491,507	12.7	6.25	79.9	650
5.01 - 5.50	915	158,731,367	18.7	6.63	81.0	644
5.51 - 6.00	1,522	216,133,100	25.5	7.09	82.3	632
6.01 - 6.50	707	118,153,446	13.9	7.40	83.0	617
6.51 - 7.00	778	127,711,835	15.0	7.83	84.4	607
7.01 - 7.50	296	37,016,503	4.4	8.30	85.8	594
7.51 - 8.00	220	25,989,834	3.1	8.65	86.9	592
8.01 - 8.50	110	10,610,847	1.2	9.07	89.2	587
8.51 - 9.00	36	3,108,641	0.4	9.75	87.7	592
9.01 - 9.50	10	702,530	0.1	9.76	87.3	579
9.51 - 9.79	4	406,936	0.0	9.86	88.3	557
Total:	5,405	849,136,781	100.0	7.14	82.4	628
* Note, for second liens, CLTV is employed in this calculation
		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Months to Rate Reset	Loans	Balance	Balance	%	%	FICO
1 - 3	24	2,656,543	0.3	10.08	78.1	583
4 - 6	43	5,264,277	0.6	9.16	76.2	592
7 - 9	8	900,308	0.1	8.56	77.8	600
10 - 12	3	334,506	0.0	6.99	85.6	623
13 - 15	13	1,692,832	0.2	8.43	83.8	615
16 - 18	27	5,799,184	0.7	7.29	79.3	592
19 - 21	1,229	186,947,890	22.0	6.92	81.5	625
22 - 24	3,599	578,577,741	68.1	7.20	82.9	629
25 - 27	1	165,259	0.0	7.63	90.0	643
28 - 30	13	2,274,189	0.3	7.30	72.4	611
31 - 33	117	16,375,339	1.9	6.68	81.6	641
34 - 36	281	38,692,960	4.6	7.10	83.3	639
37 - 59	47	9,455,753	1.1	6.82	78.1	657
Total:	5,405	849,136,781	100.0	7.14	82.4	628
* Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Maximum Rate (%)	Loans	Balance	Balance	%	%	FICO
10.50 - 11.50	166	35,365,979	4.2	5.74	80.1	653
11.51 - 12.00	409	82,341,372	9.7	5.97	78.9	654
12.01 - 12.50	666	128,119,897	15.1	6.35	80.2	648
12.51 - 13.00	829	146,193,067	17.2	6.76	81.1	637
13.01 - 13.50	607	101,450,945	11.9	7.12	82.8	628
13.51 - 14.00	794	126,093,069	14.8	7.33	82.9	622
14.01 - 14.50	626	81,127,577	9.6	7.84	85.2	613
14.51 - 15.00	582	71,681,744	8.4	8.23	85.5	600
15.01 - 15.50	322	34,284,564	4.0	8.72	87.8	595
15.51 - 16.00	223	25,027,155	2.9	9.05	86.8	589
16.01 - 16.50	71	6,210,930	0.7	9.49	85.8	597
16.51 - 17.00	45	4,876,850	0.6	9.89	87.7	591
17.01 - 17.50	23	2,275,559	0.3	10.73	81.4	564
17.51 - 18.00	12	792,168	0.1	11.29	81.6	584
18.01 - 21.60	30	3,295,904	0.4	9.61	76.5	614
Total:	5,405	849,136,781	100.0	7.14	82.4	628
* Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Minimum Rate(%)	Loans	Balance	Balance	%	%	FICO
2.25 - 4.50	59	10,647,855	1.3	5.92	77.8	662
4.51 - 5.50	369	70,470,123	8.3	6.15	79.6	648
5.51 - 6.00	496	94,047,132	11.1	6.09	80.0	652
6.01 - 6.50	820	144,995,314	17.1	6.51	80.8	643
6.51 - 7.00	1,053	186,596,267	22.0	6.90	81.6	635
7.01 - 7.50	692	112,757,382	13.3	7.37	83.0	621
7.51 - 8.00	669	92,924,107	10.9	7.82	84.1	609
8.01 - 8.50	447	55,823,447	6.6	8.32	87.3	601
8.51 - 9.00	387	46,065,255	5.4	8.77	87.2	588
9.01 - 9.50	196	17,210,857	2.0	9.27	88.9	598
9.51 - 10.00	123	10,779,181	1.3	9.73	88.2	588
10.01 - 10.50	37	2,796,328	0.3	10.24	83.5	559
10.51 - 11.00	19	1,099,398	0.1	10.72	80.9	561
11.01 - 11.50	14	1,333,692	0.2	11.27	81.0	578
11.51 - 12.00	7	464,093	0.1	11.77	81.6	592
12.01 - 12.50	8	480,203	0.1	12.32	73.9	550
12.51 - 14.13	9	646,148	0.1	13.19	67.8	549
Total:	5,405	849,136,781	100.0	7.14	82.4	628
* Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Initial Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	5	1,095,585	0.1	6.69	74.5	627
1.50	220	45,667,278	5.4	7.06	81.5	628
2.00	516	39,453,836	4.6	7.82	85.2	623
3.00	4,659	762,020,665	89.7	7.12	82.4	629
5.00	4	751,866	0.1	6.94	81.6	681
6.00	1	147,552	0.0	5.95	80.0	630
Total:	5,405	849,136,781	100.0	7.14	82.4	628
* Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Subsequent Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	4,590	717,492,939	84.5	7.10	82.4	630
1.50	815	131,643,842	15.5	7.36	82.9	618
Total:	5,405	849,136,781	100.0	7.14	82.4	628
* Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Interest Only Period (Months)	Loans	Balance	Balance	%	%	FICO
0	6,589	749,971,078	75.2	7.58	83.4	616
24	83	21,420,618	2.1	6.65	80.0	677
36	6	1,459,234	0.1	6.85	79.9	702
60	976	219,133,350	22.0	6.69	81.5	657
84	20	4,528,978	0.5	6.62	74.2	666
120	6	1,038,229	0.1	6.77	74.3	665
Total:	7,680	997,551,488	100.0	7.36	82.8	626
* Note, for second liens, CLTV is employed in this calculation

Statistical Collateral Summary – Group 1

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 7/01/05 cutoff date. Approximately 20.2% of the mortgage loans do not provide for any payments of principal in the first two, three, five, seven, or ten years following origination. The final numbers will be found in the prospectus supplement. Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively. The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	3,882
Total Outstanding Loan Balance	$441,871,836*	Min	Max
Average Loan Current Balance	$113,826	$8,212	$480,000
Weighted Average Original LTV	83.0%**
Weighted Average Coupon	7.32%	4.75%	14.29%
Arm Weighted Average Coupon	7.11%
Fixed Weighted Average Coupon	8.47%
Weighted Average Margin	5.94%	2.25%	9.79%
Weighted Average FICO (Non-Zero)	626
Weighted Average Age (Months)	3
% First Liens	96.8%
% Second Liens	3.2%
% Arms	84.8%
% Fixed	15.2%
% of Loans with Mortgage Insurance	0.0%

collateral will be approximately [$442,968,750]

** Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Current Rate (%)	Loans	Balance	Balance	%	%	FICO
4.75 - 5.00	9	1,992,633	0.5	4.93	85.8	639
5.01 - 5.50	42	6,580,432	1.5	5.40	79.6	671
5.51 - 6.00	198	34,933,651	7.9	5.86	78.0	650
6.01 - 6.50	504	73,464,324	16.6	6.31	79.6	638
6.51 - 7.00	773	110,377,316	25.0	6.78	81.0	627
7.01 - 7.50	542	71,916,182	16.3	7.28	83.0	622
7.51 - 8.00	419	48,646,302	11.0	7.79	85.3	622
8.01 - 8.50	294	30,345,844	6.9	8.30	88.1	620
8.51 - 9.00	265	23,818,851	5.4	8.78	86.3	596
9.01 - 9.50	166	12,436,546	2.8	9.28	89.5	609
9.51 - 10.00	179	9,172,443	2.1	9.81	90.0	605
10.01 - 10.50	102	4,493,468	1.0	10.30	94.0	613
10.51 - 11.00	152	5,560,499	1.3	10.79	92.2	617
11.01 - 11.50	94	3,238,960	0.7	11.27	96.0	633
11.51 - 12.00	79	2,409,696	0.5	11.73	92.5	598
12.01 - 12.50	28	927,345	0.2	12.31	90.4	587
12.51 - 13.00	17	649,301	0.1	12.76	76.7	542
13.01 - 13.50	10	471,930	0.1	13.35	83.0	558
13.51 - 14.00	8	328,162	0.1	13.78	79.9	544
14.01 - 14.29	1	107,950	0.0	14.29	85.0	524
Total:	3,882	441,871,836	100.0	7.32	83.0	626
* Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO	Loans	Balance	Balance	%	%	FICO
Unavailable	5	397,397	0.1	9.16	77.2	0
451 - 475	5	356,831	0.1	9.60	86.3	467
476 - 500	8	354,518	0.1	11.93	82.4	486
501 - 525	61	4,986,995	1.1	9.46	78.2	517
526 - 550	166	18,063,308	4.1	8.33	75.1	540
551 - 575	249	30,144,697	6.8	7.78	79.6	564
576 - 600	514	59,716,024	13.5	7.42	81.8	588
601 - 625	998	106,376,383	24.1	7.27	84.2	614
626 - 650	955	107,370,046	24.3	7.18	84.0	638
651 - 675	550	64,438,850	14.6	7.19	84.6	662
676 - 700	186	25,263,810	5.7	6.84	82.4	687
701 - 725	88	11,779,558	2.7	6.87	83.6	711
726 - 750	54	6,838,289	1.5	6.99	81.6	739
751 - 775	33	4,527,806	1.0	6.70	85.4	762
776 - 800	8	993,404	0.2	6.58	82.4	784
801 - 803	2	263,920	0.1	6.13	80.0	802
Total:	3,882	441,871,836	100.0	7.32	83.0	626
* Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Scheduled Balance	Loans	Balance	Balance	%	%	FICO
8,212 – 50,000	620	19,524,190	4.4	10.05	90.2	617
50,001 – 100,000	1,364	97,592,329	22.1	7.83	84.2	621
100,001 – 150,000	1,007	124,957,261	28.3	7.13	82.8	631
150,001 – 200,000	399	68,456,759	15.5	7.06	82.1	626
200,001 – 250,000	217	48,734,893	11.0	6.96	81.0	624
250,001 – 300,000	144	39,234,804	8.9	6.88	82.7	633
300,001 – 350,000	113	36,563,818	8.3	6.71	81.0	623
350,001 – 400,000	15	5,478,092	1.2	6.67	82.1	642
400,001 – 450,000	2	849,690	0.2	6.51	83.2	637
450,001 – 480,000	1	480,000	0.1	8.38	80.0	673
Total:	3,882	441,871,836	100.0	7.32	83.0	626
* Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Original LTV (%) *	Loans	Balance	Balance	%	%	FICO
14.120 - 50.000	56	5,119,930	1.2	7.45	39.7	599
50.001 - 55.000	32	4,234,753	1.0	6.96	53.3	610
55.001 - 60.000	42	5,808,526	1.3	6.96	57.8	603
60.001 - 65.000	48	6,838,559	1.5	7.18	62.9	603
65.001 - 70.000	106	16,937,378	3.8	7.20	68.6	611
70.001 - 75.000	147	21,408,805	4.8	7.31	73.8	602
75.001 - 80.000	1,430	178,868,253	40.5	6.80	79.7	633
80.001 - 85.000	365	49,690,630	11.2	7.30	84.3	610
85.001 - 90.000	703	83,274,132	18.8	7.46	89.6	628
90.001 - 95.000	248	29,233,813	6.6	7.80	94.7	635
95.001 - 100.000	705	40,457,056	9.2	9.14	99.9	636
Total:	3,882	441,871,836	100.0	7.32	83.0	626
* Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Prepay Penalty in Years	Loans	Balance	Balance	%	%	FICO
0.00	957	92,076,349	20.8	7.76	84.1	624
0.50	2	134,474	0.0	7.68	95.9	570
1.00	119	16,374,177	3.7	7.48	80.9	622
2.00	2,083	250,835,516	56.8	7.18	82.7	626
3.00	721	82,451,320	18.7	7.22	83.0	631
Total:	3,882	441,871,836	100.0	7.32	83.0	626
* Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Documentation Type	Loans	Balance	Balance	%	%	FICO
Full	2,410	267,407,055	60.5	7.09	84.0	625
Reduced	733	68,339,611	15.5	7.97	83.2	631
No Income/ No Asset	27	3,268,732	0.7	9.08	71.2	629
Stated Income / Stated Assets	712	102,856,438	23.3	7.43	80.4	626
Total:	3,882	441,871,836	100.0	7.32	83.0	626
* Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Occupancy Status	Loans	Balance	Balance	%	%	FICO
Primary	3,525	408,932,251	92.5	7.27	82.8	623
Second Home	24	4,788,128	1.1	7.78	88.1	670
Investor	333	28,151,456	6.4	7.96	85.2	663
Total:	3,882	441,871,836	100.0	7.32	83.0	626
* Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
State	Loans	Balance	Balance	%	%	FICO
California	252	56,929,900	12.9	6.66	78.0	627
Florida	468	55,226,294	12.5	7.50	82.7	631
Texas	299	22,647,582	5.1	8.00	83.8	621
Ohio	246	22,496,355	5.1	7.33	86.9	627
Arizona	173	21,129,795	4.8	6.94	83.0	636
Michigan	212	18,333,979	4.1	7.60	85.8	624
New Jersey	85	17,253,443	3.9	7.31	80.5	619
Virginia	120	16,838,843	3.8	7.07	81.4	622
North Carolina	179	15,287,666	3.5	7.60	84.4	615
Pennsylvania	159	14,768,255	3.3	7.75	85.5	617
Illinois	107	13,237,073	3.0	7.14	84.0	633
Washington	95	13,158,412	3.0	6.98	83.9	645
Maryland	83	12,821,864	2.9	6.97	81.4	609
Indiana	184	12,554,068	2.8	7.79	88.2	631
Nevada	65	12,253,120	2.8	6.95	79.0	638
Other	1,155	116,935,184	26.5	7.48	84.1	625
Total:	3,882	441,871,836	100.0	7.32	83.0	626
* Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Purpose	Loans	Balance	Balance	%	%	FICO
Purchase	1,961	160,019,635	36.2	7.68	85.7	635
Refinance - Rate Term	298	39,878,262	9.0	6.85	83.0	635
Refinance - Cashout	1,623	241,973,938	54.8	7.16	81.2	619
Total:	3,882	441,871,836	100.0	7.32	83.0	626
* Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Product	Loans	Balance	Balance	%	%	FICO
Arm 2/28	2,594	341,066,444	77.2	7.10	82.5	626
Arm 3/27	243	27,646,678	6.3	7.27	82.8	630
Arm 5/25	35	5,709,215	1.3	6.90	80.7	654
Arm 6 Month	2	227,168	0.1	8.32	76.7	574
Fixed Rate – Balloon 15 /30	327	11,770,198	2.7	10.88	96.4	621
Fixed Rate	681	55,452,133	12.5	7.96	83.2	624
Total:	3,882	441,871,836	100.0	7.32	83.0	626
* Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Property Type	Loans	Balance	Balance	%	%	FICO
Single Family Residence	3,235	359,916,262	81.5	7.34	83.2	624
PUD	278	37,159,808	8.4	7.14	82.3	636
Condo	186	20,769,202	4.7	7.03	81.4	646
2 Family	127	16,234,292	3.7	7.41	81.8	628
3-4 Family	36	6,719,846	1.5	7.58	82.4	646
Co-op	20	1,072,425	0.2	8.51	87.8	618
Total:	3,882	441,871,836	100.0	7.32	83.0	626
* Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Margin (%)	Loans	Balance	Balance	%	%	FICO
2.25 - 4.00	36	4,446,384	1.2	6.68	80.1	665
4.01 - 4.50	76	11,303,652	3.0	6.06	78.3	654
4.51 - 5.00	272	42,602,947	11.4	6.29	79.9	649
5.01 - 5.50	507	69,681,672	18.6	6.54	80.4	634
5.51 - 6.00	886	105,610,201	28.2	7.04	82.4	627
6.01 - 6.50	360	51,402,179	13.7	7.30	83.4	616
6.51 - 7.00	345	48,769,802	13.0	7.64	84.2	617
7.01 - 7.50	161	17,728,049	4.7	8.28	85.1	603
7.51 - 8.00	134	15,037,068	4.0	8.59	87.1	606
8.01 - 8.50	63	5,224,336	1.4	9.05	94.1	605
8.51 - 9.00	23	2,018,989	0.5	9.69	90.0	595
9.01 - 9.50	9	622,562	0.2	9.68	88.2	585
9.51 - 9.79	2	201,665	0.1	10.01	92.9	565
Total:	2,874	374,649,505	100.0	7.11	82.5	627
* Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Months to Rate Reset	Loans	Balance	Balance	%	%	FICO
1 - 3	14	1,526,008	0.4	9.81	75.8	593
4 - 6	19	1,800,141	0.5	9.30	76.2	582
7 - 9	4	186,513	0.0	11.84	75.6	628
10 - 12	2	164,747	0.0	6.20	70.8	598
13 - 15	6	743,686	0.2	8.85	79.9	614
16 - 18	12	2,094,250	0.6	6.75	84.7	607
19 - 21	743	97,616,793	26.1	6.90	81.3	623
22 - 24	1,813	238,602,845	63.7	7.17	83.1	628
28 - 30	7	1,073,019	0.3	7.54	74.2	581
31 - 33	60	6,523,226	1.7	6.76	81.6	637
34 - 36	159	18,609,062	5.0	7.17	83.8	632
37 - 59	35	5,709,215	1.5	6.90	80.7	654
Total:	2,874	374,649,505	100.0	7.11	82.5	627
* Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Maximum Rate (%)	Loans	Balance	Balance	%	%	FICO
10.50 - 11.50	79	13,268,634	3.5	5.73	80.8	654
11.51 - 12.00	200	33,227,839	8.9	5.95	77.9	650
12.01 - 12.50	419	60,615,198	16.2	6.35	79.9	639
12.51 - 13.00	554	77,955,845	20.8	6.78	81.3	625
13.01 - 13.50	385	53,154,858	14.2	7.18	83.3	619
13.51 - 14.00	393	51,830,034	13.8	7.34	83.9	623
14.01 - 14.50	305	33,122,863	8.8	7.88	86.1	623
14.51 - 15.00	235	24,145,659	6.4	8.37	85.5	608
15.01 - 15.50	127	11,501,380	3.1	8.85	90.1	613
15.51 - 16.00	81	7,555,458	2.0	9.14	84.8	593
16.01 - 16.50	46	4,199,709	1.1	9.39	85.6	608
16.51 - 17.00	17	1,369,379	0.4	9.80	88.2	584
17.01 - 17.50	11	762,549	0.2	10.89	83.6	601
17.51 - 18.00	6	377,935	0.1	11.53	87.5	613
18.01 - 21.60	16	1,562,164	0.4	9.95	77.0	622
Total:	2,874	374,649,505	100.0	7.11	82.5	627
* Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Minimum Rate (%)	Loans	Balance	Balance	%	%	FICO
<= 4.50	37	5,935,681	1.6	5.92	75.9	665
4.51 - 5.50	229	31,331,497	8.4	6.24	79.7	641
5.51 - 6.00	266	40,479,893	10.8	6.23	79.9	642
6.01 - 6.50	469	65,612,963	17.5	6.49	81.1	637
6.51 - 7.00	629	90,641,003	24.2	6.87	81.9	624
7.01 - 7.50	388	52,883,433	14.1	7.38	83.3	618
7.51 - 8.00	295	35,221,097	9.4	7.86	84.5	618
8.01 - 8.50	189	21,219,032	5.7	8.31	88.7	620
8.51 - 9.00	161	15,244,182	4.1	8.78	85.6	595
9.01 - 9.50	113	9,343,417	2.5	9.29	89.5	612
9.51 - 10.00	60	4,201,339	1.1	9.68	88.4	599
10.01 - 10.50	14	870,755	0.2	10.20	89.7	585
10.51 - 11.00	3	161,872	0.0	10.55	90.0	635
11.01 - 11.50	7	495,264	0.1	11.30	81.7	620
11.51 - 12.00	5	337,521	0.1	11.76	83.9	596
12.01 - 12.50	3	195,387	0.1	12.33	80.0	550
12.51 - 13.70	6	475,170	0.1	13.03	68.1	547
Total:	2,874	374,649,505	100.0	7.11	82.5	627
* Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Initial Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	2	227,168	0.1	8.32	76.7	574
1.50	99	17,863,424	4.8	7.02	80.2	620
2.00	294	21,573,159	5.8	7.75	87.4	637
3.00	2,475	334,306,113	89.2	7.08	82.3	626
5.00	3	532,090	0.1	7.39	82.2	670
6.00	1	147,552	0.0	5.95	80.0	630
Total:	2,874	374,649,505	100.0	7.11	82.5	627
* Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Subsequent Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	2,596	331,841,517	88.6	7.10	82.6	628
1.50	278	42,807,988	11.4	7.22	81.9	620
Total:	2,874	374,649,505	100.0	7.11	82.5	627
* Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Interest Only Period (Months)	Loans	Balance	Balance	%	%	FICO
0	3,345	352,602,431	79.8	7.47	83.3	620
24	22	3,669,280	0.8	6.98	82.5	648
36	2	219,880	0.0	6.87	79.5	620
60	495	82,344,658	18.6	6.72	81.9	650
84	15	2,556,358	0.6	6.65	77.8	658
120	3	479,229	0.1	6.84	86.6	661
Total:	3,882	441,871,836	100.0	7.32	83.0	626
* Note, for second liens, CLTV is employed in this calculation

Statistical Collateral Summary – Group 2

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 7/01/05 cutoff date. Approximately 28.5% of the mortgage loans do not provide for any payments of principal in the first two, three, five, seven, or ten years following origination. The final numbers will be found in the prospectus supplement. Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively. The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	3,798
Total Outstanding Loan Balance	$555,679,652*	Min	Max
Average Loan Current Balance	$146,308	$6,372	$944,333
Weighted Average Original LTV	82.7%**
Weighted Average Coupon	7.39%	4.85%	15.25%
Arm Weighted Average Coupon	7.17%
Fixed Weighted Average Coupon	8.64%
Weighted Average Margin	5.87%	2.25%	9.79%
Weighted Average FICO (Non-Zero)	627
Weighted Average Age (Months)	3
% First Liens	96.2%
% Second Liens	3.8%
% Arms	85.4%
% Fixed	14.6%
% of Loans with Mortgage Insurance	0.1%

* Total collateral will be approximately [$557,031,350]

** Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Current Rate (%)	Loans	Balance	Balance	%	%	FICO
4.85 - 5.00	7	2,242,285	0.4	4.95	84.3	645
5.01 - 5.50	50	11,790,783	2.1	5.34	79.5	658
5.51 - 6.00	224	53,369,294	9.6	5.84	79.4	660
6.01 - 6.50	321	82,435,616	14.8	6.29	79.8	659
6.51 - 7.00	441	106,865,517	19.2	6.78	80.4	652
7.01 - 7.50	372	71,146,949	12.8	7.30	82.5	625
7.51 - 8.00	602	84,535,016	15.2	7.76	83.0	601
8.01 - 8.50	416	50,037,130	9.0	8.28	85.9	592
8.51 - 9.00	383	40,274,266	7.2	8.76	87.3	582
9.01 - 9.50	205	16,623,466	3.0	9.26	86.2	588
9.51 - 10.00	436	18,463,551	3.3	9.85	91.8	595
10.01 - 10.50	79	5,212,272	0.9	10.30	86.7	605
10.51 - 11.00	145	7,286,356	1.3	10.84	93.8	609
11.01 - 11.50	71	3,361,944	0.6	11.26	90.4	591
11.51 - 12.00	17	594,490	0.1	11.74	82.0	569
12.01 - 12.50	12	601,976	0.1	12.30	75.3	573
12.51 - 13.00	8	482,217	0.1	12.69	86.7	573
13.01 - 13.50	3	100,998	0.0	13.36	42.4	535
13.51 - 14.00	3	88,575	0.0	13.79	56.3	541
14.01 - 14.50	2	109,231	0.0	14.21	66.7	553
14.51 - 15.25	1	57,720	0.0	15.25	65.0	549
Total:	3,798	555,679,652	100.0	7.39	82.7	627
* Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO	Loans	Balance	Balance	%	%	FICO
Unavailable	5	756,939	0.1	8.77	89.6	0
476 - 500	11	753,579	0.1	9.83	82.2	496
501 - 525	143	14,023,655	2.5	8.92	74.4	516
526 - 550	295	31,332,901	5.6	8.41	78.2	540
551 - 575	408	50,821,017	9.1	8.15	82.2	565
576 - 600	913	96,842,460	17.4	7.86	85.7	589
601 - 625	775	94,043,304	16.9	7.48	83.8	612
626 - 650	476	87,022,922	15.7	7.00	82.9	639
651 - 675	333	77,442,316	13.9	6.75	81.9	662
676 - 700	202	47,882,003	8.6	6.70	81.9	686
701 - 725	113	27,519,126	5.0	6.81	81.2	712
726 - 750	61	14,468,553	2.6	6.70	83.1	737
751 - 775	38	6,642,636	1.2	6.66	82.2	764
776 - 800	23	5,768,638	1.0	6.70	84.4	788
801 - 810	2	359,604	0.1	6.63	81.3	810
Total:	3,798	555,679,652	100.0	7.39	82.7	627
* Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Scheduled Balance	Loans	Balance	Balance	%	%	FICO
6,372 - 50,000	747	22,132,662	4.0	9.68	89.3	595
50,001 - 100,000	996	68,342,584	12.3	8.54	83.8	590
100,001 - 150,000	530	64,624,110	11.6	7.80	84.5	599
150,001 - 200,000	596	104,109,472	18.7	7.21	82.7	629
200,001 - 250,000	326	72,691,238	13.1	6.95	81.6	633
250,001 - 300,000	197	53,847,022	9.7	7.02	82.1	643
300,001 - 350,000	111	36,179,234	6.5	6.90	82.5	651
350,001 - 400,000	107	40,096,584	7.2	6.88	82.3	640
400,001 - 450,000	63	26,652,791	4.8	6.78	82.1	651
450,001 - 500,000	62	29,659,176	5.3	6.82	80.0	640
500,001 - 550,000	24	12,560,667	2.3	6.77	81.5	651
550,001 - 600,000	15	8,639,926	1.6	6.94	82.8	655
600,001 - 750,000	22	14,399,854	2.6	7.16	78.4	642
750,001 - 800,000	1	800,000	0.1	6.55	57.1	704
900,001 - 944,334	1	944,333	0.2	7.75	68.7	662
Total:	3,798	555,679,652	100.0	7.39	82.7	627
* Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Original LTV (%) *	Loans	Balance	Balance	%	%	FICO
19.660 - 50.000	54	5,052,218	0.9	7.48	40.1	583
50.001 - 55.000	22	1,857,555	0.3	7.33	53.0	596
55.001 - 60.000	39	6,420,115	1.2	7.65	57.7	585
60.001 - 65.000	48	6,844,894	1.2	7.84	63.7	573
65.001 - 70.000	82	11,455,263	2.1	7.55	68.5	600
70.001 - 75.000	152	21,065,666	3.8	7.67	73.9	591
75.001 - 80.000	1,400	286,205,450	51.5	6.79	79.9	646
80.001 - 85.000	457	60,290,981	10.8	7.86	84.5	589
85.001 - 90.000	679	91,709,495	16.5	7.80	89.7	610
90.001 - 95.000	173	27,896,207	5.0	8.14	94.7	620
95.001 - 100.000	692	36,881,809	6.6	9.28	99.9	634
Total:	3,798	555,679,652	100.0	7.39	82.7	627
* Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Prepay Penalty in Years	Loans	Balance	Balance	%	%	FICO
0.00	1,053	112,244,289	20.2	7.81	83.9	623
0.50	1	99,836	0.0	7.03	40.0	577
1.00	96	19,542,983	3.5	7.13	80.7	642
2.00	1,867	335,253,221	60.3	7.19	82.7	629
2.50	2	715,350	0.1	7.41	71.0	597
3.00	703	80,411,067	14.5	7.49	82.0	622
5.00	76	7,412,907	1.3	9.17	76.8	597
Total:	3,798	555,679,652	100.0	7.39	82.7	627
* Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Documentation Type	Loans	Balance	Balance	%	%	FICO
Full	2,718	331,553,460	59.7	7.43	83.3	610
Reduced	627	125,338,663	22.6	7.22	82.6	656
No Income/ No Asset	22	3,367,080	0.6	9.70	75.0	666
Stated Income / Stated Assets	431	95,420,450	17.2	7.37	81.2	645
Total:	3,798	555,679,652	100.0	7.39	82.7	627
* Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Occupancy Status	Loans	Balance	Balance	%	%	FICO
Primary	3,357	519,442,127	93.5	7.32	82.7	628
Second Home	12	1,277,768	0.2	8.59	86.4	631
Investor	429	34,959,757	6.3	8.28	82.4	610
Total:	3,798	555,679,652	100.0	7.39	82.7	627
* Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
State	Loans	Balance	Balance	%	%	FICO
California	465	143,743,277	25.9	6.75	80.1	650
Florida	402	67,061,438	12.1	7.53	84.1	635
Texas	479	45,104,231	8.1	7.95	84.4	608
Georgia	271	28,946,103	5.2	7.46	84.6	618
Arizona	108	19,639,799	3.5	7.10	81.9	618
Nevada	78	17,911,733	3.2	7.13	82.0	643
Washington	89	17,376,774	3.1	7.03	82.7	634
New York	78	16,012,825	2.9	7.65	80.0	641
Ohio	188	15,785,737	2.8	8.11	84.5	591
Virginia	95	15,614,627	2.8	7.57	83.4	618
Michigan	182	14,119,346	2.5	8.28	84.6	591
Colorado	78	12,552,081	2.3	7.05	83.5	631
New Jersey	51	12,446,160	2.2	7.33	81.2	623
Pennsylvania	117	11,836,218	2.1	7.95	82.1	600
Maryland	54	11,432,410	2.1	6.99	82.4	620
Other	1,063	106,096,894	19.1	7.79	84.3	610
Total:	3,798	555,679,652	100.0	7.39	82.7	627
* Note, for second liens, CLTV is employed in this calculation

	Total		%	WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Purpose	Loans	Balance	Balance	%	%	FICO
Purchase	2,170	337,352,205	60.7	7.24	83.5	643
Refinance - Rate Term	198	26,473,578	4.8	7.92	81.9	603
Refinance - Cashout	1,430	191,853,869	34.5	7.57	81.4	601
Total:	3,798	555,679,652	100.0	7.39	82.7	627
* Note, for second liens, CLTV is employed in this calculation

	Total		%	WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Product	Loans	Balance	Balance	%	%	FICO
Arm 2/28	2,318	438,032,096	78.8	7.19	82.5	628
Arm 3/27	200	32,286,050	5.8	7.04	81.9	642
Arm 5/25	12	3,746,538	0.7	6.69	74.1	661
Arm 6 Month	1	422,592	0.1	5.63	70.0	638
Fixed Rate - Balloon 15 /30	333	15,047,355	2.7	10.35	96.5	627
Fixed Rate	934	66,145,021	11.9	8.25	81.8	605
Total:	3,798	555,679,652	100.0	7.39	82.7	627
* Note, for second liens, CLTV is employed in this calculation

	Total		%	WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Property Type	Loans	Balance	Balance	%	%	FICO
Single Family Residence	3,172	432,232,199	77.8	7.44	82.9	622
PUD	334	70,562,410	12.7	7.11	82.8	637
2 Family	129	23,435,515	4.2	7.59	81.0	654
Condo	121	22,132,235	4.0	7.13	81.3	655
3-4 Family	34	6,850,983	1.2	7.11	79.1	633
Co-op	7	378,904	0.1	8.60	84.7	564
Manufactured Housing	1	87,407	0.0	8.99	71.5	637
Total:	3,798	555,679,652	100.0	7.39	82.7	627
* Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Margin (%)	Loans	Balance	Balance	%	%	FICO
2.25 - 4.00	27	4,812,707	1.0	6.29	80.3	654
4.01 - 4.50	105	22,517,493	4.7	6.04	80.0	657
4.51 - 5.00	291	64,888,559	13.7	6.23	79.9	651
5.01 - 5.50	408	89,049,695	18.8	6.71	81.5	652
5.51 - 6.00	636	110,522,900	23.3	7.14	82.2	636
6.01 - 6.50	347	66,751,268	14.1	7.48	82.7	617
6.51 - 7.00	433	78,942,033	16.6	7.95	84.5	602
7.01 - 7.50	135	19,288,454	4.1	8.31	86.4	586
7.51 - 8.00	86	10,952,766	2.3	8.74	86.7	571
8.01 - 8.50	47	5,386,511	1.1	9.08	84.3	570
8.51 - 9.00	13	1,089,651	0.2	9.85	83.3	586
9.01 - 9.50	1	79,968	0.0	10.45	80.0	527
9.51 - 9.79	2	205,271	0.0	9.71	83.8	549
Total:	2,531	474,487,276	100.0	7.17	82.4	630
* Note, for second liens, CLTV is employed in this calculation

	Total		%	WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Months to Rate Reset	Loans	Balance	Balance	%	%	FICO
1 - 3	10	1,130,534	0.2	10.44	81.2	570
4 - 6	24	3,464,136	0.7	9.09	76.3	598
7 - 9	4	713,795	0.2	7.70	78.4	593
10 - 12	1	169,759	0.0	7.75	100.0	647
13 - 15	7	949,145	0.2	8.10	86.9	616
16 - 18	15	3,704,934	0.8	7.60	76.3	584
19 - 21	486	89,331,097	18.8	6.94	81.7	628
22 - 24	1,786	339,974,896	71.7	7.22	82.8	629
25 - 27	1	165,259	0.0	7.63	90.0	643
28 - 30	6	1,201,170	0.3	7.08	70.7	639
31 - 33	57	9,852,113	2.1	6.63	81.7	644
34 - 36	122	20,083,898	4.2	7.03	82.9	645
37 -59	12	3,746,538	0.8	6.69	74.1	661
Total:	2,531	474,487,276	100.0	7.17	82.4	630
* Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Maximum Rate (%)	Loans	Balance	Balance	%	%	FICO
10.50 - 11.50	87	22,097,344	4.7	5.74	79.6	653
11.51 - 12.00	209	49,113,533	10.4	5.98	79.6	657
12.01 - 12.50	247	67,504,699	14.2	6.35	80.4	656
12.51 - 13.00	275	68,237,222	14.4	6.73	81.0	651
13.01 - 13.50	222	48,296,087	10.2	7.07	82.2	637
13.51 - 14.00	401	74,263,035	15.7	7.33	82.2	621
14.01 - 14.50	321	48,004,714	10.1	7.81	84.6	607
14.51 - 15.00	347	47,536,086	10.0	8.16	85.4	596
15.01 - 15.50	195	22,783,185	4.8	8.65	86.6	586
15.51 - 16.00	142	17,471,696	3.7	9.01	87.6	587
16.01 - 16.50	25	2,011,221	0.4	9.69	86.2	575
16.51 - 17.00	28	3,507,471	0.7	9.93	87.4	594
17.01 - 17.50	12	1,513,010	0.3	10.65	80.4	545
17.51 - 18.00	6	414,233	0.1	11.07	76.3	557
18.01 - 20.98	14	1,733,740	0.4	9.31	76.1	606
Total:	2,531	474,487,276	100.0	7.17	82.4	630
* Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Minimum Rate (%)	Loans	Balance	Balance	%	%	FICO
2.25 - 4.50	22	4,712,174	1.0	5.93	80.2	659
4.51 - 5.50	140	39,138,626	8.2	6.07	79.6	653
5.51 - 6.00	230	53,567,239	11.3	5.98	80.2	659
6.01 - 6.50	351	79,382,351	16.7	6.53	80.6	648
6.51 - 7.00	424	95,955,264	20.2	6.92	81.3	645
7.01 - 7.50	304	59,873,948	12.6	7.37	82.8	624
7.51 - 8.00	374	57,703,010	12.2	7.80	83.9	604
8.01 - 8.50	258	34,604,415	7.3	8.32	86.4	590
8.51 - 9.00	226	30,821,073	6.5	8.77	87.9	584
9.01 - 9.50	83	7,867,440	1.7	9.25	88.2	581
9.51 - 10.00	63	6,577,843	1.4	9.76	88.0	581
10.01 - 10.50	23	1,925,573	0.4	10.26	80.7	548
10.51 - 11.00	16	937,526	0.2	10.75	79.4	548
11.01 - 11.50	7	838,428	0.2	11.25	80.5	554
11.51 - 12.00	2	126,572	0.0	11.80	75.3	580
12.01 - 12.50	5	284,816	0.1	12.32	69.7	551
12.51 - 14.13	3	170,979	0.0	13.61	66.9	554
Total:	2,531	474,487,276	100.0	7.17	82.4	630
* Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Initial Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	3	868,417	0.2	6.26	73.9	631
1.50	121	27,803,854	5.9	7.09	82.3	634
2.00	222	17,880,677	3.8	7.91	82.6	605
3.00	2,184	427,714,552	90.1	7.15	82.4	630
5.00	1	219,776	0.0	5.88	80.0	710
Total:	2,531	474,487,276	100.0	7.17	82.4	630
* Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Subsequent Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	1,994	385,651,422	81.3	7.11	82.2	632
1.50	537	88,835,854	18.7	7.43	83.3	618
Total:	2,531	474,487,276	100.0	7.17	82.4	630
* Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Interest Only Period (Months)	Loans	Balance	Balance	%	%	FICO
0	3,244	397,368,647	71.5	7.67	83.4	611
24	61	17,751,338	3.2	6.58	79.5	683
36	4	1,239,354	0.2	6.85	80.0	717
60	481	136,788,692	24.6	6.67	81.2	661
84	5	1,972,621	0.4	6.57	69.5	676
120	3	559,000	0.1	6.71	63.8	668
Total:	3,798	555,679,652	100.0	7.39	82.7	627
* Note, for second liens, CLTV is employed in this calculation

CSFB

CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-5

DERIVED INFORMATION   6/17/05

$697,500,000

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

$981,000,100

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-5

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials (the “Information”) has been provided by Credit Suisse First Boston LLC (“CSFB”).

The Information contained herein is preliminary and subject to change.   The Information does not include all of the information required to be included in the final prospectus relating to the certificates.  As such, the Information may not reflect the impact of all structural characteristics of the certificates.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Prospective investors in the certificates should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission (the “Commission”) because they contain important information.  Such documents may be obtained without charge at the Commission’s website.  Although a registration statement (including the base prospectus) relating to the certificates discussed in this communication has been filed with the Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not yet been filed with the Commission.  Prospective purchasers are recommended to review the final prospectus and prospectus supplement relating to the certificates (“Offering Documents”) discussed in this communication.

Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the CSFB trading desk or from the Commission’s website.

There shall not be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.  Neither Credit Suisse First Boston LLC nor the Depositor have verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

CSFB

CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-5

$697,500,000 (Approximate)

Home Equity Pass-Through Certificates, Series 2005-5

Pricing Information

Offered Certificates (1):

Class	Available Certificate Balance ($)	Pre-Placed Certificate Balance ($)	Loan Group	Bond Type	Coupon (2)	WAL (Years)	Proposed Ratings (Fitch/Moody’s/S&P/DBRS)
1-A-1	-	283,500,000	I	Senior/Adj	LIBOR + [ ]%	[2.0]	AAA /Aaa /AAA /AAA
1-A-2	70,875,000	-	I	Senior/Adj	LIBOR + [ ]%	[2.0]	AAA /Aaa /AAA /AAA
2-A-1	253,000,000	-	II	Senior/Adj/Sequential	LIBOR + [ ]%	[1.0]	AAA /Aaa /AAA /AAA
2-A-2	172,000,000	-	II	Senior/Adj/Sequential	LIBOR + [ ]%	[3.0]	AAA /Aaa /AAA /AAA
2-A-3	20,625,000	-	II	Senior/Adj/Sequential	LIBOR + [ ]%	[5.9]	AAA /Aaa /AAA /AAA
M-1	36,500,000	-	I & II	Mezzanine/Adj	LIBOR + [ ]%	[4.6]	AA+ /Aa1 /AA+ /AA (high)
M-2	33,000,000	-	I & II	Mezzanine/Adj	LIBOR + [ ]%	[4.4]	AA /Aa2 /AA /AA
M-3	19,500,000	-	I & II	Mezzanine/Adj	LIBOR + [ ]%	[4.3]	AA- /Aa3 /AA /AA(low)
M-4	17,500,000	-	I & II	Mezzanine/Adj	LIBOR + [ ]%	[4.3]	A+ /A1 /AA- /A(high)
M-5	17,000,000	-	I & II	Mezzanine/Adj	LIBOR + [ ]%	[4.2]	A /A2 /A+ /A(high)
M-6	16,000,000	-	I & II	Mezzanine/Adj	LIBOR + [ ]%	[4.2]	A-/A3 /A /A
M-7	13,000,000	-	I & II	Mezzanine/Adj	LIBOR + [ ]%	[4.2]	BBB+ /Baa1 /BBB+ /A(low)
B-1	10,000,000	-	I & II	Subordinate/Adj	LIBOR + [ ]%	[4.1]	BBB /Baa2 /BBB /BBB(high)
B

CSFB

CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-5

DERIVED INFORMATION   6/17/05

$697,500,000

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

$981,000,100

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-5

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials (the “Information”) has been provided by Credit Suisse First Boston LLC (“CSFB”).

The Information contained herein is preliminary and subject to change.   The Information does not include all of the information required to be included in the final prospectus relating to the certificates.  As such, the Information may not reflect the impact of all structural characteristics of the certificates.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Prospective investors in the certificates should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission (the “Commission”) because they contain important information.  Such documents may be obtained without charge at the Commission’s website.  Although a registration statement (including the base prospectus) relating to the certificates discussed in this communication has been filed with the Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not yet been filed with the Commission.  Prospective purchasers are recommended to review the final prospectus and prospectus supplement relating to the certificates (“Offering Documents”) discussed in this communication.

Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the CSFB trading desk or from the Commission’s website.

There shall not be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.  Neither Credit Suisse First Boston LLC nor the Depositor have verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

CSFB

CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-5

$697,500,000 (Approximate)

Home Equity Pass-Through Certificates, Series 2005-5

Pricing Information

Offered Certificates (1):

Class	Available Certificate Balance ($)	Pre-Placed Certificate Balance ($)	Loan Group	Bond Type	Coupon (2)	WAL (Years)	Proposed Ratings (Fitch/Moody’s/S&P/DBRS)
1-A-1	-	283,500,000	I	Senior/Adj	LIBOR + [ ]%	[2.0]	AAA /Aaa /AAA /AAA
1-A-2	70,875,000	-	I	Senior/Adj	LIBOR + [ ]%	[2.0]	AAA /Aaa /AAA /AAA
2-A-1	253,000,000	-	II	Senior/Adj/Sequential	LIBOR + [ ]%	[1.0]	AAA /Aaa /AAA /AAA
2-A-2	172,000,000	-	II	Senior/Adj/Sequential	LIBOR + [ ]%	[3.0]	AAA /Aaa /AAA /AAA
2-A-3	20,625,000	-	II	Senior/Adj/Sequential	LIBOR + [ ]%	[5.9]	AAA /Aaa /AAA /AAA
M-1	36,500,000	-	I & II	Mezzanine/Adj	LIBOR + [ ]%	[4.6]	AA+ /Aa1 /AA+ /AA (high)
M-2	33,000,000	-	I & II	Mezzanine/Adj	LIBOR + [ ]%	[4.4]	AA /Aa2 /AA /AA
M-3	19,500,000	-	I & II	Mezzanine/Adj	LIBOR + [ ]%	[4.3]	AA- /Aa3 /AA /AA(low)
M-4	17,500,000	-	I & II	Mezzanine/Adj	LIBOR + [ ]%	[4.3]	A+ /A1 /AA- /A(high)
M-5	17,000,000	-	I & II	Mezzanine/Adj	LIBOR + [ ]%	[4.2]	A /A2 /A+ /A(high)
M-6	16,000,000	-	I & II	Mezzanine/Adj	LIBOR + [ ]%	[4.2]	A-/A3 /A /A
M-7	13,000,000	-	I & II	Mezzanine/Adj	LIBOR + [ ]%	[4.2]	BBB+ /Baa1 /BBB+ /A(low)
B-1	10,000,000	-	I & II	Subordinate/Adj	LIBOR + [ ]%	[4.1]	BBB /Baa2 /BBB /BBB(high)
B